    As filed with the Securities and Exchange Commission on October 31, 1997
                                                      Registration Nos. 33-22884
                                                                        811-5577

==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                         Pre-Effective Amendment No.                       / /


                       Post-Effective Amendment No. 24                     /X/


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/


                              Amendment No. 26                             /X/

                          ----------------------------
                             The Glenmede Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-442-8299

                             Michael P. Malloy, Esq.
                                    Secretary
                           Drinker Biddle & Reath LLP
                    1100 Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] on (date) pursuant to paragraph (b)

         [X] 60 days after filing pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (a)(i)

         [ ] 75 days after filing pursuant to paragraph (a)(ii)

         [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:


         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
         Title of Securities Being Registered: Small Capitalization Equity Portfolio-Institutional Series.
==============================================================================

                             THE GLENMEDE FUND, INC.

                                Equity Portfolio
                             International Portfolio
                      Small Capitalization Equity Portfolio
                            Large Cap Value Portfolio


                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

Form N-1A Item Number                                         Location
---------------------                                         ---------

Part A                                                        Prospectus Caption
------                                                        ------------------

1.    Cover Page...........................................   Cover Page

2.    Synopsis.............................................   Expenses of the Portfolios

3.    Condensed Financial Information......................   Financial Highlights; Performance
                                                              Calculations

4.    General Description of Registrant....................   Cover Page; Investment
                                                              Policies and Risk Factors;
                                                              Common Investment Policies and Risk
                                                              Factors; Investment Limitations;
                                                              General Information

5.    Management of the Fund...............................   Investment Advisor; Administrative,
                                                              Transfer Agency and Dividend Paying
                                                              Services; Board Members and
                                                              Officers; Purchase of Shares;
                                                              Redemption of Shares; Shareholder
                                                              Servicing Plan

6.    Capital Stock and Other Securities...................   Purchase of Shares; Redemption of
                                                              Shares; Dividends, Capital Gains
                                                              Distributions and Taxes;
                                                              General Information

7.    Purchase of Securities Being Offered.................   Valuation of Shares; Purchase of
                                                              Shares; Redemption of Shares

8.    Redemption or Repurchase.............................   Purchase of Shares; Redemption of Shares

9.    Pending Legal Proceedings............................   Not Applicable

                            THE GLENMEDE FUND, INC.
                   One South Street, Baltimore, Maryland 21202

------------------------------------------------------------------------------

                                 (800) 442-8299

------------------------------------------------------------------------------

                          Prospectus-- January __, 1998

INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund") is an open-end management investment company. The Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are shares of the Equity Portfolio, International Portfolio and Large Cap Value Portfolio and Advisor Shares (collectively with the other securities offered hereby, "shares") of the Small Capitalization Equity Portfolio (each Portfolio referenced herein as a "Portfolio") of the Glenmede Fund.

Equity Portfolio. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, primarily in common stocks. The net asset value of this Portfolio will fluctuate.

International Portfolio. The objective of the International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing, under normal market conditions, primarily in common stocks and other equity securities of companies located outside the United States. The net asset value of this Portfolio will fluctuate.

Small Capitalization Equity Portfolio. The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index.

Large Cap Value Portfolio. The objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Large Cap Value Portfolio seeks to achieve its objective by investing primarily in common stocks using The Glenmede Trust Company's (the "Advisor") proprietary equity computer model as an investment guide. The net asset value of this Portfolio will fluctuate. The Large Cap Value Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of greater than $5 billion.

         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Shares of the Portfolios are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.
-------------------------------------------------------------------------------

ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about Glenmede Fund has been filed with the Securities and Exchange Commission. Such SAI, dated January __, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The ____ Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the ____ Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           EXPENSES OF THE PORTFOLIOS

         The following table illustrates the expenses and fees: 1) incurred by the Equity, International and Large Cap Value Portfolios for the fiscal year ended October 31, 1997; and 2) incurred by Advisor Shares of the Small Capitalization Equity Portfolio for the fiscal year ended October 31, 1997 as restated to reflect current fees.

                                                                                                Small
                                                                                           Capitalization
                                                                                               Equity              Large Cap
                                                          Equity       International          Portfolio              Value
                                                         Portfolio       Portfolio         (Advisor Shares)        Portfolio
                                                         ---------     -------------       ----------------        ---------
Shareholder Transaction Expenses*....................     None             None                 None                None

Maximum Annual Client Fee............................     1.00%            1.00%                1.00%**             1.00%


Annual Portfolio Operating Expenses
(as a percentage of net assets)
   Investment Advisory Fees(1).......................      .00%             .00%                 .__%                .00%
                                                                                                 ====
   Administration Fees...............................      .__%             .__%                 .__%                .__%
                                                           ====             ====                 ====                ====
   Other Expenses....................................      .__%             .__%                 .__%                .__%
                                                           ====             ====                 ====                ====

   Total Operating Expenses..........................      .__%             .__%                 .__%                .__%
                                                           ====             ====                 ====                ====

---------------------

* A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

**       The Advisor currently intends to exclude the portion of its clients'
assets invested in the Small Capitalization Equity Portfolio when calculating Client Fees.

(1) The Equity, International and Large Cap Value Portfolios do not pay any advisory fees to the Advisor, or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor or Affiliates.
The "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors also may have to pay various fees to others to become clients of the Advisor or an Affiliate. See "Investment Advisor."

         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolios' expenses see "Investment Advisor," "Administrative, Transfer Agency and Dividend Paying Services" and "Board Members and Officers."

         The following example illustrates the estimated expenses that an investor would pay on a $1,000 investment over various time periods assuming
(i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary and investment services which investors pay the Advisor or Affiliates as clients. See "Investment Advisor." As noted in the above table, Glenmede Fund charges no redemption fees of any kind.



                                                              1 Year*     3 Years*     5 Years*       10 Years*
                                                              -------     --------     --------       ---------
Equity Portfolio........................................          $__         $__          $__           $__
                                                                  ===         ===          ===           ===
International Portfolio.................................          $__         $__          $__           $__
                                                                  ===         ===          ===           ===
Small Capitalization Equity Portfolio...................
    Advisor Shares......................................          $__         $__          $__           $__
                                                                  ===         ===          ===           ===
Large Cap Value Portfolio...............................          $__         $__          $__           $__
                                                                  ===         ===          ===           ===


* You would pay the same expenses on the same investment, assuming no redemption at the end of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

      The following tables provide financial highlights of each Portfolio for the respective periods presented and includes data derived from Glenmede Fund's Financial Statements included in Glenmede Fund's ____ Annual Report to Shareholders, which Financial Statements and report thereon of ___________, Glenmede Fund's independent accountants, are incorporated by reference in the SAI. The following information should be read in conjunction with those Financial Statements. Glenmede Fund's Financial Statements for the periods ended October 31, 1991, 1990 and 1989 were audited by Glenmede Fund's previous independent accountants, _______________.

                                                                                    Equity Portfolio
                                                          ------------------------------------------------------------------
                                                             Year          Year         Year          Year          Year
                                                            Ended         Ended        Ended         Ended         Ended
                                                          October 31,   October 31,  October 31,   October 31,   October 31,
                                                             1997          1996         1995          1994          1993
                                                          -----------   -----------  -----------   -----------   -----------
Net asset value, beginning of year.......................   $             $14.67        $12.56       $13.23       $11.84
                                                            ------        ------        ------      -------       ------
Income from investment operations:
  Net investment income..................................   ______          0.41          0.32         0.31         0.32
                                                            ======
  Net realized and unrealized gain/(loss)
    on investments.......................................   ______          3.73          2.64        (0.17)        1.63
                                                            ======        ------        ------       ------       ------
    Total from investment operations.....................   ______          4.14          2.96         0.14         1.95
                                                            ======        ------        ------       ------       ------
Less Distributions:
  Distributions from net investment
    income...............................................   ______         (0.40)        (0.33)       (0.29)       (0.32)
                                                            ======
  Distributions from net realized capital
    gains................................................   ______         (1.62)        (0.52)       (0.52)       (0.24)
                                                            ======
  Distributions from capital.............................   ______           --            --           --           --
                                                            ======        ------        ------       ------       ------
    Total Distributions..................................   ______         (2.02)        (0.85)       (0.81)       (0.56)
                                                            ======        ------        ------       ------       ------
Net asset value, end of year.............................   $             $16.79        $14.67       $12.56       $13.23
                                                            ======        ======        ======       ======       ======
Total return++...........................................        %        28.65%        23.78%        1.21%       16.60%
                                                            ======        =====         =====        =====        =====
Ratios to average net assets/ Supplemental data:
    Net assets, end of year (in 000's)...................   $            $94,185       $80,157      $64,046      $43,611
                                                            ------
    Ratio of operating expenses to average
     net assets..........................................        %         0.15%         0.14%        0.16%        0.20%
                                                            ------
    Ratio of net investment income to average
     net assets..........................................        %         2.26%         2.32%        2.40%        2.61%
                                                            ------
    Portfolio turnover rate..............................        %           36%           70%         109%          61%
                                                            ------
    Average Commission per share**.......................   $              $0.07           N/A          N/A          N/A
                                                            ------

                                                                          Equity Portfolio
                                                         ----------------------------------------------------
                                                            Year           Year         Year         Year
                                                           Ended          Ended        Ended        Ended
                                                         October 31,    October 31,  October 31,  October 31,
                                                            1992           1991         1990         1989+
                                                         -----------    -----------  -----------  -----------
Net asset value, beginning of year.......................   $11.21        $ 8.57        $10.04       $10.00
                                                            ------        ------        ------       ------
Income from investment operations:
  Net investment income..................................     0.31          0.29          0.34         0.14

  Net realized and unrealized gain/(loss)
    on investments.......................................     0.65          2.66         (1.44)       (0.01)
                                                            ------        ------        ------       ------
    Total from investment operations.....................     0.96          2.95         (1.10)        0.13
                                                            ------        ------        ------       ------
Less Distributions:
  Distributions from net investment
    income...............................................    (0.33)        (0.31)        (0.34)       (0.09)

  Distributions from net realized capital
    gains................................................      --            --            --           --

  Distributions from capital.............................      --            --            --         (0.03)
                                                            ------        ------        ------       ------
    Total Distributions..................................    (0.33)        (0.31)        (0.37)       (0.09)
                                                            ------        ------        ------       ------
Net asset value, end of year.............................   $11.84        $11.21        $ 8.57       $10.04
                                                            ======        ======        ======       ======
Total return++...........................................    8.62%        34.81%        (11.34)%      1.27%
                                                            =====         =====         ======       =====
Ratios to average net assets/ Supplemental data:
    Net assets, end of year (in 000's)...................  $18,049        $9,135        $5,903       $6,523

    Ratio of operating expenses to average
     net assets..........................................    0.24%         0.22%         0.24%       0.42%*

    Ratio of net investment income to average
     net assets..........................................    2.91%         2.89%         3.59%       5.39%*

    Portfolio turnover rate..............................      30%           86%           91%          --

    Average Commission per share**.......................      N/A           N/A           N/A          N/A

-------------------------
 + The Portfolio commenced operations on July 20, 1989.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                                                International Portfolio
                                                         -------------------------------------------------------------------
                                                             Year          Year         Year          Year          Year
                                                             Ended         Ended        Ended         Ended         Ended
                                                          October 31,   October 31,  October 31,   October 31,   October 31,
                                                             1997          1996         1995          1994          1993
                                                          -----------   -----------  -----------   -----------   -----------
Net asset value, beginning of year.......................     $           $12.70        $13.04       $12.69       $ 9.84
                                                              ------      ------        ------       ------       ------

Income from investment operations:
  Net investment income..................................     ______        0.40          0.32         0.27         0.27
                                                              ======
  Net realized and unrealized gain/(loss)
   on investments........................................     ______        1.29          0.23         1.50         2.98
                                                              ======      ------        ------       ------       ------

    Total from investment operations.....................     ______        1.69          0.55         1.77         3.25
                                                              ======      ------        ------       ------       ------

Less Distributions:

  Distributions from net investment
   income................................................     ______       (0.43)        (0.32)       (0.25)       (0.26)
                                                              ======
  Distributions from net realized gains..................     ______       (0.04)        (0.57)       (1.16)       (0.14)
                                                              ======
  Distributions in excess of net realized
   gains ..........................................               --       (0.05)          --         (0.01)         --

  Distributions from capital.............................     ______         --            --           --           --
                                                              ======      ------        ------       ------       ------

    Total Distributions..................................     ______       (0.52)        (0.89)       (1.42)       (0.40)
                                                              ======      ------        ------       ------       ------

Net asset value, end of year.............................     $           $13.87        $12.70       $13.04       $12.69
                                                              ======      ======        ======       ======       ======

Total return++...........................................           %      13.47%         4.23%       14.26%       33.47%
                                                              =======      =====        ======       ======       ======

Ratios to average net assets/ Supplemental data:
    Net assets, end of year (in 000's)...................     $          $643,459      $343,209     $292,513     $221,515
                                                              -------
    Ratio of operating expenses to average
     net assets..........................................           %       0.18%         0.18%        0.16%        0.17%
                                                              -------
    Ratio of net investment income to
     average net assets..................................           %       3.05%         2.61%        2.11%        2.31%
                                                              -------
    Portfolio turnover rate..............................           %          6%           24%          39%          34%
                                                              -------
    Average Commissions per share**......................     $             $0.02           N/A          N/A          N/A

                                                                        International Portfolio
                                                          ----------------------------------------------------
                                                             Year           Year         Year         Year
                                                             Ended          Ended        Ended        Ended
                                                          October 31,    October 31,  October 31,  October 31,
                                                             1992           1991         1990         1989+
                                                          -----------    -----------  -----------  -----------
Net asset value, beginning of year.......................    $10.89        $10.48        $11.20       $10.00
                                                             ------        ------        ------       ------

Income from investment operations:
  Net investment income..................................      0.26          0.21          0.30         0.40

  Net realized and unrealized gain/(loss)
   on investments........................................     (0.51)         1.00          0.22         0.81
                                                             ------        ------        ------       ------

    Total from investment operations.....................     (0.25)         1.21          0.52         1.21
                                                             ------        ------        ------       ------

Less Distributions:

  Distributions from net investment
   income................................................     (0.26)        (0.28)        (0.42)       (0.01)

  Distributions from net realized gains..................     (0.54)        (0.52)           --           --

  Distributions in excess of net realized
   gains ..........................................              --            --             --           --

  Distributions from capital.............................        --            --         (0.82)          --
                                                             ------        ------        ------       ------

    Total Distributions..................................     (0.80)        (0.80)        (1.24)       (0.01)
                                                             ------        ------        ------       ------

Net asset value, end of year.............................    $ 9.84        $10.89        $10.48       $11.20
                                                             ======        ======        ======       ======

Total return++...........................................    (2.73)%        12.12%         4.27%       12.07%
                                                            ======         ======        ======       ======

Ratios to average net assets/ Supplemental data:
    Net assets, end of year (in 000's)...................   $167,191      $176,397      $107,690      $91,181

    Ratio of operating expenses to average
     net assets..........................................      0.23%         0.23%         0.22%        0.20%*

    Ratio of net investment income to
     average net assets..................................      2.47%         2.99%         3.84%        3.84%*

    Portfolio turnover rate..............................        40%           46%           44%          47%

    Average Commissions per share**......................        N/A           N/A           N/A          N/A

-------------------------------

 + The Portfolio commenced operations on November 17, 1988.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                                 Small Capitalization Equity Portfolio (Advisor Shares)
                                                          ------------------------------------------------------------------
                                                          Year ended    Year ended   Year ended    Year ended   Year ended
                                                          October 31,   October 31,  October 31,   October 31,   October 31,
                                                             1997          1996         1995           1994         1993
                                                          ----------    ----------   ----------    ----------   ------------
Net asset value, beginning of year.......................    $            $14.98        $13.95       $13.97       $11.12
                                                             -------      ------        ------       ------       ------

Income from investment operations:
  Net investment income..................................                   0.33          0.28         0.16         0.14
                                                             -------
  Net realized and unrealized gain
   on investments........................................                   2.38          2.69         0.23         3.60
                                                             -------      ------        ------       ------       ------

    Total from investment operations.....................                   2.71          2.97         0.39         3.74
                                                             -------      ------        ------       ------       ------

Less Distributions:
  Distributions from net investment
   income................................................                  (0.33)        (0.26)       (0.15)       (0.15)
                                                             -------
  Distributions from net realized
   capital gains.........................................                  (1.24)        (1.68)       (0.26)       (0.74)
                                                             -------      ------        -------      ------       ------

     Total Distributions.................................                  (1.57)        (1.94)       (0.41)       (0.89)
                                                             -------      ------        -------      ------       ------

Net asset value, end of year.............................    $            $16.12        $14.98       $13.95       $13.97
                                                             -------      ======        ======       ======       ======

Total return++...........................................           %      18.22%        21.15%        2.85%       33.86%
                                                             ========     ======        ======       ======       ======

Ratios to average net assets/ Supplemental data:
  Net assets, end of year (in 000's).....................    $           $308,415      $170,969     $109,872      $68,418
                                                             --------
  Ratio of operating expenses to
   average net assets....................................           %       0.17%         0.14%        0.14%        0.14%
                                                             --------
  Ratio of net investment income to
   average net assets....................................           %       2.15%         1.92%        1.18%        1.08%
                                                             --------
  Portfolio turnover rate................................           %         37%           57%          31%          63%
                                                             --------
  Average Commission per share**.........................    $              $0.07           N/A          N/A          N/A

-------------------------
 +  The Portfolio commenced operations on March 1, 1991.
++  Total return represents aggregate total return for the period indicated.
 *  Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                               Small Capitalization Equity Portfolio (Advisor Shares)
                                                               ------------------------------------------------------
                                                                Year ended                     Period ended
                                                                October 31,                     October 31,
                                                                   1992                            1991+
                                                                ---------                        --------
Net asset value, beginning of year.......................         $11.02                           $10.00
                                                                  ------                           ------

Income from investment operations:
  Net investment income..................................           0.16                             0.16

  Net realized and unrealized gain
   on investments........................................           0.09                             1.02
                                                                  ------                           ------

    Total from investment operations.....................           0.25                             1.18
                                                                  ------                           ------

Less Distributions:
  Distributions from net investment
   income................................................          (0.15)                           (0.16)

  Distributions from net realized
   capital gains.........................................             --                               --
                                                                  ------                           ------

     Total Distributions.................................          (0.15)                           (0.16)
                                                                  ------                           ------

Net asset value, end of year.............................         $11.12                           $11.02
                                                                  ======                           ======

Total return++...........................................           2.32%                           11.84%
                                                                  ======                           ======

Ratios to average net assets/ Supplemental data:
  Net assets, end of year (in 000's).....................         $39,728                          $39,631

  Ratio of operating expenses to
   average net assets....................................           0.19%                            0.20%*

  Ratio of net investment income to
   average net assets....................................           1.44%                            2.24%*

  Portfolio turnover rate................................             56%                              29%

  Average Commission per share**.........................             N/A                              N/A

-------------------------
 + The Portfolio commenced operations on March 1, 1991.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                                               Large Cap Value Portfolio+
                                                       ----------------------------------------------------------------------------
                                                       Year Ended      Year Ended      Year Ended      Year Ended     Period Ended
                                                       October 31,     October 31,     October 31,     October 31,     October 31,
                                                          1997            1996            1995            1994           1993++
                                                       ----------      ----------      -----------      ----------     ------------
Net asset value, beginning of period.................     $              $10.34          $10.62           $10.92         $10.00
                                                          ------         ------          ------           ------         ------

Income from investment operations:
  Net investment income..............................                      0.26            0.32             0.21           0.21
                                                          ------
  Net realized and unrealized gain on
   investments.......................................                      1.49            1.38            (0.31)          2.06
                                                          ------         ------          ------           ------         ------

    Total from investment operations.................                      1.75            1.70            (0.10)          2.27
                                                          ------         ------          ------           ------         ------

Less Distributions:
  Distributions from net investment
    income...........................................                     (0.27)          (0.31)           (0.20)         (0.20)
                                                          ------
  Distributions from net realized
    capital gains....................................                     (0.14)          (1.67)              --          (1.15)
                                                          ------         ------          ------           ------         ------

    Total Distributions..............................                     (0.41)          (1.98)           (0.20)         (1.35)
                                                          ------         ------          ------           ------         ------
    Net asset value, end of year.....................     $              $11.68          $10.34           $10.62         $10.92
                                                          ======         ======          ======           ======         ======
    Total return+++..................................          %         17.13%          16.01%            (0.91)%       23.05%
                                                          ======         =====           =====            ======         ======

Ratios to average net assets/Supplemental
  data:
  Net assets, end of year (in 000's).................     $             $50,131         $15,981          $20,654        $13,969
                                                          ------
  Ratio of operating expenses to
    average net assets...............................          %          0.15%           0.20%            0.24%          0.24%*
                                                          ------
  Ratio of net investment income to
    average net assets...............................          %          2.62%           2.80%            2.04%          2.47%*
                                                          ------
  Portfolio turnover rate............................                      104%            227%             287%           230%
  Average Commissions per share**....................     $               $0.07             N/A              N/A            N/A

------------------------------

 + The Portfolio's name was changed from Model Equity Portfolio to Large Cap Value Portfolio on February 27, 1997.
 ++   The Portfolio commenced operations on December 31, 1992.
 +++  Total return represents aggregate total return for the period indicated.
   *  Annualized.
  ** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                           PERFORMANCE CALCULATIONS

         Each of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may advertise or quote total return data from time to time for the shares. Total return for the shares will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio with respect to the shares during the period are reinvested in additional Portfolio shares.

         As of ____________, 1998, the Small Capitalization Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to __________, 1998, Advisor Shares were subject to a .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to __________, 1998, is represented by performance of Advisor Shares.

         Each of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may compare their total returns for the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Russel 2000 Index or the National Association of Securities Dealers, Inc.'s National Market and Automated Quotations Systems ("NASDAQ") Composite Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Equity, International, Small Capitalization Equity or Large Cap Value Portfolios may also be compared to data prepared by Lipper Analytical Services, Inc. In addition, the International Portfolio's total return may be compared to the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the shares of the Equity, International, Small Capitalization Equity or Large Cap Value Portfolios.

         Performance quotations represent a Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their respective clients will not be included in the Portfolio's calculations of total return. See "Investment Advisor."


                     INVESTMENT POLICIES AND RISK FACTORS

         The investment objective of each Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

EQUITY PORTFOLIO

         The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in common stocks selected on the basis of fundamental investment value. Crucial to the valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying stock. Stocks purchased by the Portfolio will be primarily those traded on the various stock exchanges and the NASDAQ.

         Under normal circumstances, at least 65% of the Equity Portfolio's total assets will be invested in equity securities such as common and preferred stock and securities convertible into such stock. Factors considered in the selection of securities include, without limitation, price to earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, payout ratios and earnings growth rates.

         The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio.

         The Equity Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act") and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         For a description of other securities in which the Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."

INTERNATIONAL PORTFOLIO

         The objective of the International Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest an aggregate of at least 65% of its total assets in the securities of companies (other than investment companies) in at least three different countries, other than the United States.

         The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to the expenses of the other investment company in addition to the expenses of the Portfolio); U.S. or foreign securities convertible into foreign common stock; and American Depository Receipts, which are U.S. domestic securities representing ownership rights in foreign companies.

         The International Portfolio also may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Investors should recognize that investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in a portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the

Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

         The International Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         For a description of other securities in which the International Portfolio may invest, see "Common Investment Policies and Risk Factors."

SMALL CAPITALIZATION EQUITY PORTFOLIO

         The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its objective by investing primarily in equity securities with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. Crucial to this valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying equity securities. Equity securities purchased by the Portfolio will be primarily those traded on the various stock exchanges and NASDAQ, however, the Portfolio may purchase unlisted securities and penny stocks. Many different company types and industries may be represented by the securities purchased by the Portfolio.

         Factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, expected growth rates, and balance sheet quality. The Small Capitalization Equity Portfolio may invest in securities located outside the United States. Investors in the Portfolio should recognize that securities denominated in foreign currencies or a multi-national currency unit involve special risks. The Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies.

         The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. However, if warranted in the judgement of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio, as more fully described under "Investment Limitations" in the SAI); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         For a description of other securities in which the Small
Capitalization Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."

LARGE CAP VALUE PORTFOLIO

         The objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Large Cap Value Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of greater than $5 billion.

         As stated above, the Portfolio seeks to achieve its objective by investing primarily in equity securities. Although the Advisor will actively manage this Portfolio based upon ongoing analysis of economic, financial and market developments, the Advisor will use its proprietary equity computer model, which ranks stocks, as an investment guide. The Advisor currently anticipates that its proprietary equity computer model will be run at least weekly.

         Other factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-book value ratios, earnings-to-yields ratios, price-to-cash flow ratios, return on equity ratios, debt-to-equity ratios, dividend yields, earnings growth rates and historic price patterns.

         From time to time, the Advisor may revise its proprietary equity computer model programs to maintain or enhance performance. Although the Advisor's proprietary equity computer model is a disciplined model, the Advisor is permitted to use its investment judgment in seeking to achieve the Portfolio's objective.

         The Large Cap Value Portfolio intends to remain, for the most part, fully invested in equity securities which may include American Depository Receipts which are listed on the New York Stock Exchange, and will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, for temporary purposes this Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.

         For a description of other securities in which the Large Cap Value Portfolio may invest, see "Common Investment Policies and Risk Factors."

                  COMMON INVESTMENT POLICIES AND RISK FACTORS

         There can be no assurance that any of the Portfolios will achieve its stated investment objective. There are a number of investment policies common to the Portfolios.

REPURCHASE AGREEMENTS

         Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, each of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements with respect to the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and the Portfolios will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

         In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.

BORROWING

         The Portfolios may purchase securities on a "when-issued," "delayed settlement" or "forward delivery" basis. As a temporary measure for extraordinary or emergency purposes, a Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes. See "Common Investment Policies--`When-Issued,' `Delayed Settlement' and `Forward Delivery' Securities."

LENDING OF SECURITIES

         Each Portfolio may lend its portfolio securities with a value up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.

"WHEN-ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY" SECURITIES

         The Portfolios may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. when-issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when-issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         A Portfolio will engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of speculation. Each Portfolio's when-issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

INVESTMENT COMPANY SECURITIES

         In connection with the management of their daily cash positions, the Portfolios may each invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. Each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES

         No Portfolio will invest more than 10% of its net assets in securities that are illiquid.

         Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.


                              PURCHASE OF SHARES

         Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." There are no minimum initial or minimum subsequent investment requirements for the Equity, International or Large Cap Value Portfolios or for Advisor Shares of the Small Capitalization Equity Portfolio. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed Glenmede Fund that neither it nor its Affiliates currently have any minimum or subsequent investment requirements for their Clients' investments in the Portfolios. Other Institutions may have such requirements. A prospective investor wishing to purchase shares in the Glenmede Fund should contact the Advisor or his or her Institution.

         It is the responsibility of the Advisor to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, Glenmede Fund's custodian, on a timely basis. [Glenmede Trust Company to confirm whether all orders (including those for investors that are not Glenmede Trust Company's clients) will continue to be transmitted through Glenmede Trust Company.]

         Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

         Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                             REDEMPTION OF SHARES

         Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the particular shares of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

         Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

         If the Board determines that it would be detrimental to the best interests of the remaining shareholders of Glenmede Fund to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIOS

         Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning. The Advisor does receive shareholder servicing fees for shareholder support services. See "Shareholder Servicing Plan."

                              VALUATION OF SHARES

         The net asset value per share of the Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets attributable to the shares, less any liabilities of that Portfolio attributable to the shares, by the total outstanding shares of that Portfolio. For the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios, net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.

EQUITY, SMALL CAPITALIZATION EQUITY AND LARGE CAP VALUE PORTFOLIOS

         Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the Exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. For the Equity, Small Capitalization Equity and Large Cap Value Portfolios, securities listed on a foreign exchange and unlisted foreign securities are valued as described below under "International Portfolio."

INTERNATIONAL PORTFOLIO

         Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The International, Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.

         If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

         Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios' "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

         Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, a Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part, if any, of the dividends paid by the International Portfolio will be eligible for the dividends received deduction.

         Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable as long-term capital gains to the shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

         A shareholder considering buying shares of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of each Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

         International Portfolio. It is expected that dividends and certain interest income earned by the International Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

         To the extent that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and also may be subject to state and local taxes.

         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

         The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions from Glenmede Fund. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from Glenmede Fund in a particular state and locality.

         Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.

                              INVESTMENT ADVISOR

         The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At September 30, 1997, the Advisor had over $__ billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under Investment Advisory Agreements (the "Investment Advisory Agreements") with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio's purchase and sell orders.

         The Advisor does not receive any fee from Glenmede Fund for its investment services provided to the Equity, International and Large Cap
Value Portfolios. Prior to _______, 1998, the Advisor did not receive any fee from Glenmede Fund for its investment services. Effective _____, 1998, the Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of that Portfolio's average daily net assets. Additionally, Shareholders in Glenmede Fund who are clients of the Advisor, or an affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or its affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

         ________________, _________________ of the Advisor, is the portfolio manager primarily responsible for the management of the Equity Portfolio. ______________ has been responsible for the management of the Equity Portfolio since _____________ and has been employed by the Advisor since
____.


         Andrew B. Williams, Senior Vice President of the Advisor, is the portfolio manager primarily responsible for the management of the International Portfolio. Mr. Williams has been responsible for the management of the International Portfolio since November 17, 1988. Mr. Williams has been employed by the Advisor since May 1985.

         Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Small Capitalization Equity Portfolio. Mr. Mancuso has been primarily responsible for the management of that Portfolio since February 27, 1996. Mr. Mancuso has been employed by the Advisor since November 1992. Prior to joining the Advisor, he was responsible for leading the equity research function at Penn Mutual Life Insurance Company.

         All investment decisions with respect to the Large Cap Value Portfolio are made by a team and no one person is responsible for making recommendations to that team.

         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

         ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of Glenmede Funds' investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million. ICC is entitled to an additional .10% of the net assets of Class A Shares of the

Institutional International Portfolio, which shares are offered through a separate prospectus. For the fiscal year ended October 31, 1997, ICC received fees at the rate of .__% of the Equity Portfolio's average net assets; .__% of the International Portfolio's average net assets; .__% of the Small Capitalization Equity Portfolio's average net assets; and .__% of the Large Cap Value Portfolio's average net assets.

                          SHAREHOLDER SERVICING PLAN

         Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan (the "Plan") effective October __, 1997 under which each Portfolio may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Glenmede Fund. Pursuant to such Agreements, Servicing Agents provide shareholder support services to investors ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the Equity, International and Large Cap Value Portfolios, and .25% for Advisor Shares of the Small Capitalization Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to such shares' Total Portfolio Operating Expenses. The Advisor has entered into an Agreement with Glenmede Fund.

         The services provided by the Servicing Agents under the Agreements may include: aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Glenmede Fund on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

                            INVESTMENT LIMITATIONS

         Each Portfolio will not:

         (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when-issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (e) Issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when-issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

         (f) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

         With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


         If a percentage restriction for a Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. A Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

         The investment limitations (other than the second sentence of the preceding paragraph) described here and in the SAI are fundamental policies of the Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Portfolio.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, Glenmede Fund is offering shares of ten Portfolios. Glenmede Fund has classified Institutional Shares, described in a separate prospectus, and Advisor Shares of the Small Capitalization Equity Portfolio.

         The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when-issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Portfolio or class affected by the matter. A Portfolio or class is affected by a matter unless it is clear that the interests of each Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of Glenmede Fund voting without regard to particular Portfolios.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Fund's common stock (or of the shares of a Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

         At _________, 1997, the Advisor was the record owner of 100% of the outstanding shares of each Portfolio.

DISTRIBUTOR

         ICC Distributors, Inc., located at P.O. Box 7558, Portland, Maine, 04101, serves as Glenmede Fund's distributor.

CUSTODIAN

         The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.

TRANSFER AGENT

         ICC, located at One South Street, Baltimore, Maryland 21202, acts as Glenmede Fund's transfer agent.

INDEPENDENT ACCOUNTANTS

         ________________________________, serves as independent accountants for Glenmede Fund and will audit its financial statements annually.

REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

         Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                            -------------------------

         Shareholder inquiries regarding the Portfolios should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

         Shareholder inquiries regarding Institutional Shares of the Small Capitalization Equity Portfolio should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                           BOARD MEMBERS AND OFFICERS

         The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:



             Name and Address                Age      Principal Occupation During Past Five Years
---------------------------------------      ---      ----------------------------------------------------------
H. Franklin Allen, Ph.D.                      41      Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                                    Portfolios; Nippon Life Professor of Finance and
The Wharton School                                    Economics; Professor of Finance and Economics from 1990-
University of Pennsylvania                            1996; Vice Dean and Director of Wharton Doctoral Programs
Philadelphia, PA 19104-6367                           from 1990-1993. He has been employed by The University of
                                                      Pennsylvania since 1980.

Willard S. Boothby, Jr.                      75       Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                                 Portfolios; Director, Penn Engineering & Manufacturing
Wyndmoor, PA  19118                                   Corp.; Former Director of Georgia-Pacific Corp.; Former
                                                      Managing Director of Paine Webber, Inc.

John W. Church, Jr.*                         64       Chairman, President and Director of Glenmede Fund;
One Liberty Place                                     Chairman, President and Trustee of The Glenmede
1650 Market Street, Suite 1200                        Portfolios; Executive Vice President and Chief Investment
Philadelphia, PA  19103                               Officer of The Glenmede Trust Company.  He has been
                                                      employed by The Glenmede Trust Company since 1979.

Francis J. Palamara                           72      Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                        Portfolios; Trustee of Gintel Fund; Director of XTRA
Phoenix, AZ  85064-4024                               Corporation; Former Executive Vice President--Finance of
                                                      ARAMARK, Inc.

G. Thompson Pew, Jr.*                         55      Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                                    Portfolios; Director of The Glenmede Trust Company;
Bryn Mawr, PA  19010                                  Former Director of Brown & Glenmede Holdings, Inc.; Former
                                                      Co-Director, Principal and Officer of Philadelphia Investment
                                                      Banking Co.; Former Director and Officer of Valley Forge
                                                      Administrative Services Company.

Mary Ann B. Wirts                             46      Executive Vice President of Glenmede Fund; Vice President
One Liberty Place                                     and Manager of The Fixed Income Division of The Glenmede
1650 Market Street, Suite 1200                        Trust Company.  She has been employed by The Glenmede
Philadelphia, PA  19103                               Trust Company since 1982.

Kimberly C. Osborne                          31       Vice President of Glenmede Fund; Assistant Vice President
One Liberty Place                                     of The Glenmede Trust Company.  She has been employed by
1650 Market Street, Suite 1200                        The Glenmede Trust Company since 1993.  From 1992-1993,
Philadelphia, PA  19103                               she was a Client Service Manager with Mutual Funds Service
                                                      Company and from 1987-1992, a Client Administrator with The
                                                      Vanguard Group, Inc.

Michael P. Malloy                            38       Secretary of Glenmede Fund; Partner in the law firm of
Philadelphia National Bank Building                   Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                           54       Assistant Secretary of Glenmede Fund; Principal, BT Alex.
One South Street                                      Brown; President, ICC and Armata Financial Corp.
Baltimore, MD 21202

Joseph A. Finelli                            40       Treasurer of Glenmede Fund.  He has been a Vice President
One South Street                                      of B.T. Alex. Brown since 1995.  Prior thereto, he was
Baltimore, MD 21202                                   Vice President and Treasurer of The Delaware Group.

--------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

         For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.

                             THE GLENMEDE FUND, INC.
                    1 South Street, Baltimore, Maryland 21202

                                   Prospectus


                            Dated January __, 1998


Investment Advisor                           Administrator and Transfer Agent

The Glenmede Trust Company                   Investment Company Capital Corp.
One Liberty Place                            1 South Street
1650 Market Street, Suite 1200               Baltimore, Maryland 21202
Philadelphia, PA 19103

                                             Distributor

                                             ICC Distributors, Inc.
                                             P.O. Box 7558
                                             Portland, Maine  04101


--------------------------------------------------------------------------------


                                Table of Contents

                                                                      Page
                                                                      ----
Expenses of the Portfolios.............................................
Financial Highlights...................................................
Performance Calculations...............................................
Investment Policies and Risk
  Factors..............................................................
Common Investment Policies and
  Risk Factors.........................................................
Purchase of Shares.....................................................
Redemption of Shares...................................................
Additional Information on the Purchase and Redemption of
  Shares of the Portfolios.............................................
Valuation of Shares....................................................
Dividends, Capital Gains Distributions and Taxes.......................
Investment Advisor ....................................................
Administrative, Transfer Agency and Dividend Paying Services...........
Shareholder Servicing Plan.............................................
Investment Limitations.................................................
General Information....................................................
Board Members and Officers.............................................

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                             THE GLENMEDE FUND, INC.

                      Small Capitalization Equity Portfolio


                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

Form N-1A Item Number                                         Location
---------------------                                         ---------

Part A                                                        Prospectus Caption
------                                                        ------------------

1.    Cover Page...........................................   Cover Page

2.    Synopsis.............................................   Expenses of the Portfolios

3.    Condensed Financial Information......................   None

4.    General Description of Registrant....................   Cover Page; Investment
                                                              Policies and Risk Factors;
                                                              Investment Limitations;
                                                              General Information

5.    Management of the Fund...............................   Investment Advisor; Administrative,
                                                              Transfer Agency and Dividend Paying
                                                              Services; Board Members and
                                                              Officers; Purchase of Shares;
                                                              Redemption of Shares; Shareholder
                                                              Servicing Plan

6.    Capital Stock and Other Securities...................   Purchase of Shares; Redemption of
                                                              Shares; Dividends, Capital Gains
                                                              Distributions and Taxes;
                                                              General Information

7.    Purchase of Securities Being Offered.................   Valuation of Shares; Purchase of
                                                              Shares; Redemption of Shares

8.    Redemption or Repurchase.............................   Purchase of Shares; Redemption of Shares

9.    Pending Legal Proceedings............................   Not Applicable

                             THE GLENMEDE FUND, INC.
                   One South Street, Baltimore, Maryland 21202

 ------------------------------------------------------------------------------

                                 (800) 442-8299

 ------------------------------------------------------------------------------

                         Prospectus--January __, 1998


INVESTMENT OBJECTIVE

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund") is an open-end management investment company. The Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are shares of one class of these series, Institutional Shares (sometimes referred to as "shares") of the Small Capitalization Equity Portfolio (the "Portfolio").

Small Capitalization Equity Portfolio. The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index.



         Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

         Institutional Shares of the Portfolio are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.

--------------------------------------------------------------------------------
ABOUT THIS PROSPECTUS

         This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about Glenmede Fund has been filed with the Securities and Exchange Commission. Such SAI, dated January ___, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The ____ Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the ____ Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            EXPENSES OF THE PORTFOLIO


         The following table illustrates the expenses and fees expected to be incurred by Institutional Shares of the Portfolio for the fiscal year ending October 31, 1997.
                                                                  Small
                                                              Capitalization
                                                                  Equity
                                                                 Portfolio
                                                          (Institutional Shares)
                                                          ======================

Shareholder Transaction Expenses*....................              None
                                =
Maximum Annual Client Fee............................              1.00%**
                                                                        ==

Annual Portfolio Operating Expenses
(as a percentage of net assets)
   Investment Advisory Fees1.........................                ___%
                                                                     ====
   Administration Fees...............................                ___%
                                                                     ====
   Other Expenses....................................                ___%
                                                                     ====

   Total Operating Expenses..........................                   %
                                                                     ====

---------------------

* A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

** The Advisor currently intends to exclude the portion of its clients' assets invested in the Small Capitalization Equity Portfolio when calculating Client Fees.

(1) Investors in the Portfolio may be clients of the Advisor or its affiliates ("Affiliates"). The "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors also may have to pay various fees to others to become clients of the Advisor or an Affiliate.
See "Investment Advisor."

         The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in the Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolio's expenses see "Investment Advisor," "Administrative, Transfer Agency and Dividend Paying Services" and "Board Members and Officers."

         The following example illustrates the estimated expenses that an investor would pay on a $1,000 investment over various time periods assuming
(i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary and investment services which investors pay the Advisor or Affiliates as clients. See "Investment Advisor." As noted in the above table, Glenmede Fund charges no redemption fees of any kind.


                                                              1 Year*     3 Years*     5 Years*       10 Years*
                                                              -------     --------     --------       ---------
Small Capitalization Equity Portfolio...................
    Institutional Shares................................          $__         $__          $__           $__
    ====================                                          ===         ===          ===           ===

* You would pay the same expenses on the same investment, assuming no redemption at the end of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                            PERFORMANCE CALCULATIONS

         The Portfolio may advertise or quote total return data from time to time for the shares. Total return for the shares will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio with respect to the shares during the period are reinvested in additional Portfolio shares.

         As of ____________, 1998, the Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to __________, 1998, Advisor Shares were subject to a
 .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to __________, 1998, is represented by performance of Advisor Shares.

         The Portfolio may compare its total return with respect to the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the Russel 2000 Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Portfolio may also be compared to data prepared by Lipper Analytical Services, Inc. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the shares of the Portfolio.

         Performance quotations represent the Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for the Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their respective clients will not be included in the Portfolio's calculations of total return. See "Investment Advisor."

                     INVESTMENT POLICIES AND RISK FACTORS

         The investment objective of the Portfolio is not fundamental and may be changed by the Board members without shareholder approval.



         The objective of the Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in equity securities with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. Crucial to this valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying equity securities. Equity securities purchased by the Portfolio will be primarily those traded on the various stock exchanges and NASDAQ, however, the Portfolio may purchase unlisted securities and penny stocks. Many different company types and industries may be represented by the securities purchased by the Portfolio.

         Factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, expected growth rates, and balance sheet quality. The Portfolio may invest in securities located outside the United States. Investors in the Portfolio should recognize that securities denominated in foreign currencies or a multi-national currency unit involve special risks. The Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

         The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500.

         Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. However, if warranted in the judgement of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio, as more fully described under "Investment Limitations" in the SAI); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

         Foreign Securities. Investors should recognize that investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in a portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

         Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.

         There can be no assurance that the Portfolio will achieve its stated investment objective.

REPURCHASE AGREEMENTS

         The Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, the Portfolio will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the Portfolio to be subject to repurchase agreements.

         In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements with respect to the Portfolio will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether the Portfolio should enter into a repurchase agreement, and the Portfolio will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

         In effect, by entering into a repurchase agreement, the Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

         The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. Default by the seller would also expose the Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities.

BORROWING

         The Portfolio may purchase securities on a "when-issued," "delayed settlement" or "forward delivery" basis. As a temporary measure for extraordinary or emergency purposes, the Portfolio may borrow money from banks. However, the Portfolio will not borrow money for speculative purposes. See "Common Investment Policies--`When-Issued,' `Delayed Settlement' and `Forward Delivery' Securities."

LENDING OF SECURITIES

         The Portfolio may lend its portfolio securities with a value up to one-third of its total assets to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.

"WHEN-ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY"  SECURITIES

         The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement" or "forward delivery" basis. "When-issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio in a when-issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. The Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although the Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

         The Portfolio will engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Portfolio engages in when-issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purposes of speculation. The Portfolio's when-issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.

INVESTMENT COMPANY SECURITIES

         In connection with the management of its daily cash position, the Portfolio may invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. The Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.

ILLIQUID SECURITIES

         The Portfolio will not invest more than 10% of its net assets in securities that are illiquid.

         Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.


                               PURCHASE OF SHARES

         Institutional Shares of the Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." The minimum initial investment for Institutional Shares of the Portfolio is $10,000,000 or any lesser amount if, in the Advisor's opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $10,000,000. There is no minimum for subsequent investments. Glenmede Fund reserves the right to reduce or waive the minimum initial and subsequent investment requirements from time to time. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed Glenmede Fund that it and its Affiliates' minimum and subsequent investment requirements for their Clients' investments in the Portfolio are the same as those for Glenmede Fund. Other Institutions may have such requirements. A prospective investor wishing to purchase shares in the Portfolio should contact the Advisor or his or her Institution.

         It is the responsibility of the Advisor to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, Glenmede Fund's custodian, on a timely basis. [Glenmede Trust Company to confirm whether all orders (including those for investors that are not Glenmede Trust Company's clients) will continue to be transmitted through Glenmede Trust Company.]

         Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

         Purchases of Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                             REDEMPTION OF SHARES

         Institutional Shares of Portfolio may be redeemed at any time, without cost, at the net asset value of the Institutional Shares next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor to transmit promptly redemption orders to the transfer agent.

         Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

         If the Board determines that it would be detrimental to the best interests of the remaining shareholders of Glenmede Fund to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.



             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                         OF SHARES OF THE PORTFOLIO

         Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning. The Advisor does receive shareholder servicing fees for shareholder support services. See "Shareholder Servicing Plan."

                              VALUATION OF SHARES

         The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to Institutional Shares, less any liabilities of the

Portfolio attributable to Institutional Shares, by the total outstanding Institutional Shares of the Portfolio. Net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business. Currently the Exchange is closed on weekends and the customary Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Portfolio.

         Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the Exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

         If any net capital gains are realized, the Portfolio normally distributes such gains at least once a year. However, see "Dividends, Capital Gains Distributions and Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Portfolio's "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Portfolio by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

         The Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, the Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain, over net long-term capital loss, if any, for such year. The Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to the Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by the Portfolio are from domestic corporations for the taxable year.

         Substantially all of the Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders.
The Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable as long-term capital gains to the shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

         A shareholder considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

         A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of the Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.



         Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

         A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

         The foregoing summarizes some of the important tax considerations generally affecting the Portfolio and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

         The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

         Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

         Shareholders may also be subject to state and local taxes on distributions from Glenmede Fund. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from Glenmede Fund in a particular state and locality.

         Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.

                              INVESTMENT ADVISOR

         The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At September 30, 1997, the Advisor had over $___ billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

         Under Investment Advisory Agreements (the "Investment Advisory Agreements") with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio's purchase and sell orders.

         Prior to ______, 1998, the Advisor did not receive any fee from Glenmede Fund for its investment services. Effective _______, 1998, the Advisor is entitled to receive a fee from the Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of the Portfolio's average daily net assets. Additionally, shareholders in Glenmede Fund who are clients of the Advisor, or an affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or its affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services).

         __________, _______________ of the Advisor, is the portfolio manager primarily responsible for the management of the Equity Portfolio. _________ has been responsible for the management of the Equity Portfolio since ______ and has been employed by the Advisor since ______.


          ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

         ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of Glenmede Funds' investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (the "Funds"); .08% of the next $150 million of the combined net assets of the

Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million. ICC is entitled to an additional .10% of the net assets of Class A Shares of the Institutional International Portfolio, which shares are offered through a separate prospectus. For the fiscal year ended October 31, 1997, ICC received fees at the rate of .___% of the Portfolio's average net assets.

                           SHAREHOLDER SERVICING PLAN

         Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan (the "Plan") effective ________ , 1998 under which the Portfolio may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in the Portfolio. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Glenmede Fund. Pursuant to such Agreements, Servicing Agents provide shareholder support services to investors ("Customers") who beneficially own Institutional Shares of the Portfolio. The fee, which is at an annual rate of .05% for Institutional Shares of the Portfolio, is computed monthly and is based on the average daily net assets of the Institutional Shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolio in connection with the Agreements and the implementation of the Plan for Institutional Shares of the Portfolio shall be borne entirely by the holders of those Shares of the Portfolio and will result in an equivalent increase to the Total Portfolio Operating Expenses of Institutional Shares of the Portfolio. The Advisor has entered into an Agreement with Glenmede Fund.

         The services provided by the Servicing Agents under the Agreements may include: aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Glenmede Fund on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.

                             INVESTMENT LIMITATIONS

         The Portfolio will not:

         (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

         (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

         (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when-issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (e) Issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when-issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

         (f) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchasing agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

         With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



         If a percentage restriction for the Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If the Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. The Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed
33 1/3% of its total net assets.

         The investment limitations (other than the second sentence of the preceding paragraph) described here and in the SAI are fundamental policies of the Portfolio and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Portfolio.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board has the power to designate separate classes of shares within the same Portfolio. Currently, Glenmede Fund is offering shares of ten Portfolios. Glenmede Fund has classified Institutional Shares and Advisor Shares, described in a separate prospectus, of the Portfolio.

         The shares of the Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when-issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of the Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the Portfolio or class affected by the matter. The Portfolio or class is affected by a matter unless it is clear that the interests of the Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Portfolio only if approved by a majority of the outstanding shares of the Portfolio. However, the rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Glenmede Fund voting without regard to the Portfolio.

         Notwithstanding any provision of Maryland law requiring a greater vote of Glenmede Fund's common stock (or of the shares of the Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

         At ________________, the Advisor was the record owner of 100% of the outstanding shares of each Portfolio.

DISTRIBUTOR

         ICC Distributors, Inc., located at P.O. Box 7558, Portland, Maine, 04101, serves as Glenmede Fund's distributor.

CUSTODIAN

         The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.

TRANSFER AGENT

         ICC, located at One South Street, Baltimore, Maryland 21202, acts as Glenmede Fund's transfer agent.

INDEPENDENT ACCOUNTANTS

         ____________, Philadelphia, Pennsylvania, serves as independent accountants for Glenmede Fund and will audit its financial statements annually.

REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

COUNSEL

         Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                   -------------------------------------------

         Shareholders inquiries regarding Institutional and Advisor Shares of the Portfolio should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                           BOARD MEMBERS AND OFFICERS

         The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:

          Name and Address              Age      Principal Occupation During Past Five Years
-------------------------------         ---      ----------------------------------------------------------
H. Franklin Allen, Ph.D.                 41      Director of Glenmede Fund; Trustee of The Glenmede
Finance Department                               Portfolios; Nippon Life Professor of Finance and
The Wharton School                               Economics; Professor of Finance and Economics from 1990-
University of Pennsylvania                       1996; Vice Dean and Director of Wharton Doctoral Programs
Philadelphia, PA  19104-6367                     from 1990-1993.  He has been employed by The University of
                                                 Pennsylvania since 1980.

Willard S. Boothby, Jr.                  75      Director of Glenmede Fund; Trustee of The Glenmede
600 East Gravers Lane                            Portfolios; Director, Penn Engineering & Manufacturing
Wyndmoor, PA  19118                              Corp.; Former Director of Georgia-Pacific Corp.; Former
                                                 Managing Director of Paine Webber, Inc.

John W. Church, Jr.*                     64      Chairman, President and Director of Glenmede Fund;
One Liberty Place                                Chairman, President and Trustee of The Glenmede
1650 Market Street, Suite 1200                   Portfolios; Executive Vice President and Chief Investment
Philadelphia, PA  19103                          Officer of The Glenmede Trust Company.  He has been
                                                 employed by The Glenmede Trust Company since 1979.

Francis J. Palamara                      72      Director of Glenmede Fund; Trustee of The Glenmede
P.O. Box 44024                                   Portfolios; Trustee of Gintel Fund; Director of XTRA
Phoenix, AZ  85064-4024                          Corporation; Former Executive Vice President--Finance of
                                                 ARAMARK, Inc.

G. Thompson Pew, Jr.*                    55      Director of Glenmede Fund; Trustee of The Glenmede
310 Caversham Road                               Portfolios; Director of The Glenmede Trust Company; Former
Bryn Mawr, PA  19010                             Director of Brown & Glenmede Holdings, Inc.; Former
                                                 Co-Director, Principal and Officer of Philadelphia
                                                 Investment Banking Co.; Former Director and Officer of
                                                 Valley Forge Administrative Services Company.

Mary Ann B. Wirts                        46      Executive Vice President of Glenmede Fund; Vice President
One Liberty Place                                and Manager of The Fixed Income Division of The Glenmede
1650 Market Street, Suite 1200                   Trust Company.  She has been employed by The Glenmede
Philadelphia, PA  19103                          Trust Company since 1982.

Kimberly C. Osborne                      31      Vice President of Glenmede Fund; Assistant Vice President
One Liberty Place                                of The Glenmede Trust Company.  She has been employed by
1650 Market Street, Suite 1200                   The Glenmede Trust Company since 1993.  From 1992-1993,
Philadelphia, PA  19103                          she was a Client Service Manager with Mutual Funds Service
                                                 Company and from 1987-1992, a Client Administrator with
                                                 The Vanguard Group, Inc.

Michael P. Malloy                        38      Secretary of Glenmede Fund; Partner in the law firm of
Philadelphia National Bank Building              Drinker Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3496


Edward J. Veilleux                       54      Assistant Secretary of Glenmede Fund; Principal, BT Alex.
One South Street                                 Brown; President, ICC and Armata Financial Corp.
Baltimore, MD 21202

Joseph A. Finelli                        40      Treasurer of Glenmede Fund.  He has been a Vice President
One South Street                                 of BT Alex. Brown since 1995.  Prior thereto, he was Vice
Baltimore, MD 21202                              President and Treasurer of The Delaware Group.

--------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

         For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.

                             THE GLENMEDE FUND, INC.
                    1 South Street, Baltimore, Maryland 21202


                                   Prospectus

                             Dated January __, 1998


Investment Advisor                            Administrator and Transfer Agent

The Glenmede Trust Company                    Investment Company Capital Corp.
One Liberty Place                             1 South Street
1650 Market Street, Suite 1200                Baltimore, Maryland 21202
Philadelphia, PA 19103

                                              Distributor

                                              ICC Distributors, Inc.
                                              P.O. Box 7558
                                              Portland, Maine 04101


--------------------------------------------------------------------------------

                                Table of Contents

                                                                            Page
                                                                            ----

Expenses of the Portfolio....................................................
Performance Calculations.....................................................
Investment Policies and Risk
  Factors....................................................................
Purchase of Shares...........................................................
Redemption of Shares.........................................................
Additional Information on the Purchase and Redemption of
  Shares of the  Portfolio..................................................
Valuation of Shares..........................................................
Dividends, Capital Gains Distributions and Taxes.............................
Investment Advisor ..........................................................
Administrative, Transfer Agency and Dividend Paying Services.................
Shareholder Servicing Plan...................................................
Investment Limitations.......................................................
General Information..........................................................
Board Members and Officers...................................................

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.

                            THE GLENMEDE FUND, INC.
                            THE GLENMEDE PORTFOLIOS
                                (800) 442-8299

                      STATEMENT OF ADDITIONAL INFORMATION

                                January __, 1998


         This Statement of Additional Information is not a prospectus but should be read in conjunction with The Glenmede Fund, Inc.'s ("Glenmede Fund") and The Glenmede Portfolios' ("Glenmede Portfolios" and collectively with Glenmede Fund, the "Funds") Prospectuses dated January __, 1998 and February 27, 1997, respectively, as amended or supplemented from time to time (the "Prospectuses"). This Statement of Additional Information is for the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Small Capitalization Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios. To obtain any of the Prospectuses, please call the Funds at the above telephone number.

         Capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings given to them in the Funds' Prospectuses.


                        Table of Contents                             Page

THE FUNDS..............................................................
INVESTMENT OBJECTIVES AND POLICIES.....................................
PURCHASE OF SHARES.....................................................
REDEMPTION OF SHARES...................................................
SHAREHOLDER SERVICES...................................................
PORTFOLIO TURNOVER.....................................................
INVESTMENT LIMITATIONS.................................................
MANAGEMENT OF THE FUNDS................................................
INVESTMENT ADVISORY AND OTHER SERVICES.................................
DISTRIBUTOR............................................................
PORTFOLIO TRANSACTIONS.................................................
ADDITIONAL INFORMATION CONCERNING TAXES................................
PERFORMANCE CALCULATIONS...............................................
GENERAL INFORMATION....................................................
FINANCIAL STATEMENTS...................................................
OTHER INFORMATION......................................................
APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS......................

                                   THE FUNDS

         On February 27, 1997, the Model Equity Portfolio changed its name to the Large Cap Value Portfolio. On September 25, 1997, the Intermediate Government Portfolio changed its name to the Core Fixed Income Portfolio. References in this Statement of Additional Information are to a Portfolio's current name.

                      INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies set forth in the Funds' Prospectuses:

         Repurchase Agreements

         Repurchase agreements that do not provide for payment to a Portfolio within seven days after notice without taking a reduced price are considered illiquid securities.

         Forward Foreign Exchange Contracts

         The International Portfolio may enter into forward foreign exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC such as the New York Mercantile Exchange. The International Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the International Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         Securities Lending

         Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. The Portfolios may, from time to time, pay negotiated fees in connection with the lending of securities.

                              PURCHASE OF SHARES

         The purchase price of shares of each Portfolio is the net asset value next determined after receipt of the purchase order by the particular Fund.

         Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the particular Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments from time to time.

         At the discretion of the Funds, investors may be permitted to purchase Portfolio shares by transferring securities to the Portfolio that meet the Portfolios investment objectives and policies.

                             REDEMPTION OF SHARES

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

                             SHAREHOLDER SERVICES

         Shareholders may transfer shares of the Portfolios to another person. An investor wishing to transfer shares should contact the Advisor.

                              PORTFOLIO TURNOVER

         The Portfolios will not normally engage in short-term trading, but reserve the right to do so. A high portfolio turnover rate can result in corresponding increases in brokerage commissions; however, the Advisor will not consider turnover rate a limiting factor in making investment decisions consistent with that Portfolio's investment objectives and policies. The Portfolios' portfolio turnover rates for each of the past fiscal years are set forth under "Financial Highlights" in the Funds' Prospectuses. Changes in the Portfolios' turnover rates were due to market fluctuations and investment opportunities.

                            INVESTMENT LIMITATIONS

         Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) 67% of the voting securities of the affected Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the affected Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the affected Portfolio. Each Portfolio will not:

         (1) invest in commodities or commodity contracts, except that each Portfolio may invest in futures contracts and options;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

         (3) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in investment limitation (9) below, and money market instruments, including bankers acceptances and commercial paper, and selling securities on a when issued, delayed settlement or forward delivery basis) which are publicly or privately distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;

         (4) purchase on margin or sell short, except as specified above in investment limitation (1);

         (5) purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (6) issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (7) below, purchase securities on a when-issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements;

         (7) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of the borrowing (entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed settlement or forward delivery basis are not subject to this investment limitation);

         (8) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in the Prospectus and this Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

         (9) underwrite the securities of other issuers or invest more than an aggregate of 10% of the total assets of the Portfolio, at the time of purchase, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements which have maturities of more than seven days;

         (10) invest for the purpose of exercising control over management of any company;

         (11) invest its assets in securities of any investment company, except in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

         (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities, or instruments issued by U.S. banks; and

         (13) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

         Each Portfolio, with the exception of the Muni Intermediate and New Jersey Muni Portfolios, also will not:

         (1) with respect as to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         Although not a matter of fundamental policy, pursuant to Rule 2a-7 under the 1940 Act, the Government Cash Portfolio will limit its purchases of any one issuer's securities (other than U.S. Government Securities) to 5% of the Portfolio's total assets at the time of purchase, except that it may invest more than 5% (but no more than 25%) of its total assets in First Tier Securities of one issuer for a period of up to three business days.

         Each of the Muni Intermediate and New Jersey Muni Portfolios is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. However, each Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which generally will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, the Portfolio generally will limit its investments such that at the close of each quarter of the taxable year it will not, with respect to 50% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities).

         If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction.

         With regard to limitation (11), the 1940 Act currently prohibits an investment company from acquiring securities of another investment company if, as a result of the transaction, the acquiring company and any company or companies controlled by it would own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring company, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquired company) having an aggregate value in excess of 10% of the value of the total assets of the acquiring company. In addition to the advisory fees and other expenses that a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, such Portfolio would bear its "pro rata" portion of the other investment company's advisory fees and other expenses. Therefore, to the extent that a Portfolio is invested in shares of other investment companies, such Portfolio's shareholders will be subject to expenses of such other investment companies, in addition to expenses of the Portfolio.

         As a matter of policy which may be changed by the particular Fund's Board without shareholder approval, with respect to limitation (12), Portfolios other than the Government Cash Portfolio and the Tax-Exempt Cash Portfolio will not invest more than 25% of the value of their respective total assets in instruments issued by U.S. banks.

         In addition, with respect to investment limitation (12), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transaction, electric and gas, electric and telephone will each be considered a separate industry.

         With regard to limitation (13), the purchase of securities of a corporation, a subsidiary of which has an interest in oil, gas or other mineral exploration or development programs shall not be deemed to be prohibited by the limitation.

                            MANAGEMENT OF THE FUNDS

         Each Fund's officers, under the supervision of the particular Board, manage the day-to-day operations of the Fund. The Board members set broad policies for each Fund and choose its officers. A list of the Board members and officers and a brief statement of their current positions and principal occupations during the past five years is set forth in the Funds' Prospectuses.

Remuneration of Board Members

         Effective June 12, 1996, Glenmede Fund pays each Board member, other than Mr. Church, an annual fee of $8,000 plus $1,250 for each Board meeting attended and each Board Valuation Committee meeting attended (unless such meeting was held in conjunction with a Board meeting) and out-of-pocket expenses incurred in attending Board meetings. Prior to June 12, 1996, Glenmede Fund paid each Director, other than Mr. Church, an annual fee of $6,000 plus $1,250 for each Board meeting attended and out-of-pocket expenses incurred in attending Board meetings. Glenmede Portfolios pays each Board member, other than Mr. Church, an annual fee of $1,000 per year and out-of-pocket expenses incurred in attending Board meetings. Officers of the Funds receive no compensation as officers from the Funds.

         Set forth in the table below is the compensation received by Board members for the fiscal year ended October 31, 1997.



                                                                                       Pension or
                                                                                       Retirement
                                              Aggregate          Aggregate             Benefits        Estimated
                                              Compensation       Compensation          Total            Annual
                                              from               from                  Part of         Benefits         Compensation
      Name of                                 Glenmede           Glenmede              the Funds'      Upon             from the
  Person, Position                            Fund               Portfolios            Expense         Retirement       Funds
  ----------------                            -------------      -------------         ------------    ------------     ---------
Dr. H. Franklin Allen, Ph.D.,                 _______            _______               None            None              _______
  Director/Trustee

Willard S. Boothby, Jr.,                      _______            _______               None            None              _______
  Director/Trustee

John W. Church, Jr.                           None               None                  None            None              None
  Director/Trustee

Francis J. Palamara,                          _______           _______               None             None              _______
  Director/Trustee

G. Thompson Pew, Jr.,                         _______           _______               None             None              _______
  Director/Trustee

                    INVESTMENT ADVISORY AND OTHER SERVICES

         The Advisor, The Glenmede Trust Company, is the wholly-owned subsidiary of The Glenmede Corporation (the "Corporation") whose shares are closely held by 73 shareholders. The Corporation has a nine person Board of Directors which, at September 30, 1997, collectively, owned _____% of the Corporation's voting shares and _____% of the Corporation's total outstanding shares. The members of the Board and their respective interests in the Corporation at September 30, 1997 are as follows:

The Glenmede Corporation                  Percent of                Percent of
Board of Directors                       Voting Shares             Total Shares
------------------------                 -------------             ------------
Susan W. Catherwood....................     _____%                    _____%

Richard F. Pew.........................     _____%                    _____%

Thomas W. Langfitt, M.D................     _____%                    _____%

Arthur E. Pew III......................     _____%                    _____%

J. Howard Pew, II......................     _____%                    _____%

J. N. Pew, III.........................     _____%                    _____%

J. N. Pew, IV..........................     _____%                    _____%

R. Anderson Pew........................     _____%                    _____%

Ethel Benson Wister....................     _____%                    _____%
                                            -----                     -----
                                                 %                         %
                                            =====                     =====

         As noted in the Prospectuses, the Advisor does not receive any fee from the Government Cash, Tax-Exempt Cash, Core Fixed Income, International, Equity, Large Cap Value, Muni Intermediate and New Jersey Muni Portfolios for its investment services. Prior to ___________, 1998, the Advisor did not receive any fee from The Small Capitalization Equity Portfolio for its investment services. Effective _________, 1998, the Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of that Portfolio's average daily net assets. Additionally, all shareholders in the Portfolios are clients of the Advisor or an Affiliate and, as clients, pay fees which vary depending on the capacity in which the Advisor or Affiliate provides fiduciary and investment services to the particular client. Such services may include personal trust, estate settlement, advisory and custodian services. For example, for advisory services, the Advisor charges its clients up to 1% on the first $1 million of principal, .60% on the next $1 million of principal,
 .50% on the next $3 million of principal and .40% on the next $5 million of principal, with a minimum annual fee of $10,000. For accounts in excess of $10 million of principal, the fee would be determined by special analysis.

         Since July 1, 1995, administrative, transfer agency and dividend paying services have been provided to each of the Funds by ICC, pursuant to a Master Services Agreement between each of the Funds and ICC. See "Administrative, Transfer Agency and Dividend Paying Services" in the Prospectuses for information concerning the substantive provisions of each Master Services Agreement. For the fiscal year ended October 31, 1997, the Funds paid ICC fees of $_______ for the Government Cash Portfolio,
$________ for the Tax-Exempt Cash Portfolio, $_________ for the Core Fixed Income Portfolio, $________ for the International Portfolio, $______ for the Equity Portfolio, $_________ for the Small Capitalization Equity Portfolio, $_______ for the Large Cap Value Portfolio, $_______ for the
Muni Intermediate Portfolio and $_________ for the New Jersey Muni
Portfolio.

         For the fiscal year ended October 31, 1996, the Funds paid ICC fees of $183,151 for the Government Cash Portfolio, $95,073 for the Tax-Exempt Cash Portfolio, $110,811 for the Core Fixed Income Portfolio, $216,069 for the International Portfolio, $33,415 for the Equity Portfolio, $101,413 for the Small Capitalization Equity Portfolio, $12,716 for the Large Cap Value Portfolio, $7,474 for the Muni Intermediate Portfolio and $2,571 for the New Jersey Muni Portfolio.

          For the period July 1, 1995 to October 31, 1995, the Funds paid ICC fees of $59,300 for the Government Cash Portfolio, $30,104 for the Tax-Exempt Cash Portfolio, $48,906 for the Core Fixed Income Portfolio, $55,781 for the International Portfolio, $11,445 for the Equity Portfolio, $24,932 for the Small Capitalization Equity Portfolio, $2,615 for the Large Cap Value Portfolio, $2,663 for the Muni Intermediate Portfolio and $808 for the New Jersey Muni Portfolio.

         From the close of business on May 6, 1994 to the close of business on June 30, 1995, administrative services were provided to each Fund by The Shareholder Services Group, Inc. ("TSSG"), pursuant to Administration Agreements. For the period November 1, 1994 to June 30, 1995, the Funds paid TSSG administrative fees of $238,455 for the Government Cash Portfolio, $126,195 for the Tax-Exempt Cash Portfolio, $193,903 for the Core Fixed Income Portfolio, $172,504 for the International Portfolio, $38,056 for the Equity Portfolio, $76,001 for the Small Capitalization Equity Portfolio, $11,371 for the Large Cap Value Portfolio, $11,012 for the Muni Intermediate Portfolio and $2,829 for the New Jersey Muni Portfolio. For the period May 6, 1994 through October 31, 1994, the Funds paid TSSG administrative fees of $138,505 for the Government Cash Portfolio, $96,424 for the Tax-Exempt Cash Portfolio, $166,354 for the Core Fixed Income Portfolio, $126,733 for the International Portfolio, $28,783 for the Equity Portfolio, $44,272 for the Small Capitalization Equity Portfolio, $9,019 for the Large Cap Value Portfolio, $13,154 for the Muni Intermediate Portfolio and $1,858 for the New Jersey Muni Portfolio.



         As described more fully in the Prospectuses, the Advisor provides shareholder support services to their clients who beneficially own shares of the Portfolios pursuant to a Shareholder Servicing Agreement ("Agreement") with each of the Funds. Shareholder servicing fees payable for the fiscal year ended October 31, 1997 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $_______,
$_______, $_______, $________, $______, $_______, $________, $________ and
$________, respectively.

         Shareholder servicing fees payable for the fiscal year ended October 31, 1996 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small Capitalization Equity and Large Cap Value Portfolios were $226,624, $117,082, $136,249, $9,135, $3,168, $42,934, $265,082, $125,390 and $15,789, respectively.

         Shareholder servicing fees payable for the period January 1, 1995 to October 31, 1995 for the Government Cash, Tax-Exempt Cash, Core Fixed Income, Muni Intermediate, New Jersey Muni, Equity, International, Small
Capitalization Equity and Large Cap Value Portfolios were $179,403, $88,295, $137,633, $7,721, $2,177, $29,441, $130,533, $ 61,932, and $7,699,
respectively.

         Custody services are provided to each Portfolio by The Chase Manhattan Bank, N.A., Brooklyn, New York.

                                  DISTRIBUTOR

         Shares of the Funds are distributed continuously and are offered without a sales load by ICC Distributors, Inc. ("ICC Distributors"), pursuant to a Distribution Agreement between the Funds and ICC Distributors. ICC Distributors receives no fee from the Funds for its distribution services.


                            PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreements authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and direct the Advisor to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios. The Advisor may, however, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to a Portfolio and the Advisor's other clients.

         During the fiscal year ended October 31, 1997, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $______, $_______, $_______ and $_________ in brokerage commissions, respectively. During the fiscal year ended October 31, 1996, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $99,329, $726,803, $487,995 and $165,881 in brokerage commissions, respectively. During the fiscal year ended October 31, 1995, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios paid $157,547, $453,721, $343,683 and $165,103 in brokerage commissions, respectively.

         The Government Cash, Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios do not currently expect to incur any brokerage commission expense on transactions in their portfolio securities because debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

         Because shares of the Portfolios are not marketed through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such firms. However, the Advisor may place portfolio orders with qualified broker-dealers who refer clients to the Advisor.

         Some securities considered for investment by each Portfolio may also be appropriate for other clients served by the Advisor. If purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more of these other clients served by the Advisor and is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Advisor. While in some cases this practice could have a detrimental effect on the price, value or quantity of the security as far as a Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolios.

                    ADDITIONAL INFORMATION CONCERNING TAXES

         General. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt income (if any) net of certain deductions for a taxable year. In addition, each Portfolio must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Portfolio's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Portfolio from a partnership or trust is treated for this purpose as derived with respect to the Portfolio's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.


         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held the distributing Portfolio's shares and whether such distribution is received in cash or additional Portfolio shares. Each Portfolio will designate such distributions as capital gain dividends in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

         Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For sales or exchanges on or before July 28, 1997, an individual's net capital gains are still taxable at a maximum rate of 28%. Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (although surtax provisions apply at certain income levels to result in marginal rates as high as 39%).

         If for any taxable year a Portfolio does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on tax-exempt obligations in the case of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios) would be taxable as ordinary income to shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios. As described in the Prospectus, these Portfolios are designed to provide investors with current tax-exempt interest income. Shares of the Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from each such Portfolio's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         The percentage of total dividends paid by each Portfolio with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for each Portfolio to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of each Portfolio's assets must consist of exempt-interest obligations. After the close of its taxable year, each Portfolio will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such year. However, the aggregate amount of dividends so designated by each Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the particular Portfolio for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

         Interest on indebtedness incurred by a shareholder to purchase or carry such a Portfolio's shares generally is not deductible for Federal income tax purposes if the Portfolio distributes exempt-interest dividends during the shareholder's taxable year.

         While each Portfolio will seek to invest substantially all of its assets in tax-exempt obligations (except on a temporary basis or for temporary defensive periods), any investment company taxable income earned by a Portfolio will be distributed. In general, each Portfolio's investment company taxable income will be its taxable income (including taxable interest received from temporary investments and any net short-term capital gains realized by a Portfolio) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year.

         Federal Taxation of Certain Financial Instruments. Generally, certain foreign currency contracts entered into and held by the International Portfolio at the close of the Fund's taxable year may be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the foreign currency contract ("the 40-60 rule"). To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those foreign currency contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Other foreign currency contracts entered into by the International Portfolio may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         With respect to foreign currency contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a foreign currency contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the

U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations under which certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the International Portfolio may make or enter into will be subject to the special currency rules described above.


Special Considerations Regarding Investment In Pennsylvania
Municipal Obligations.

         The concentration of investments in Pennsylvania Municipal Obligations by the Muni Intermediate Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania (the "Commonwealth") and its municipalities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania's economy historically has been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.

         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although the balance in the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. After its earlier denial was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU, and the parties are proceeding with discovery (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision. The court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to acquire by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislature, to develop an implementation plan; (c) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case; in the state case, the trial, briefing and argument has been completed as of September 1997, and the presiding judge has taken the case under advisement (no available estimate of potential liability);
(d) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million as a result of investments it made in reliance on a contract to conduct emissions testing before the emissions testing program was suspended. Envirotest has entered into a Settlement Agreement to resolve Envirotest's claims that will pay Envirotest a conditional sum of $195 million over four years (e) in litigation brought by the Pennsylvania Human Relations Commission to remedy unintentional conditions of segregation in the Philadelphia public schools, the School District of Philadelphia filed a third-party complaint against the Commonwealth asking the Commonwealth Court to require the Commonwealth to supply funding necessary for the District to comply with orders of the court; the Commonwealth Court found that the School District was entitled to receive an additional $45.1 million for the 1996-97 school year, but the Pennsylvania Supreme Court vacated this decision in September 1996; in January 1997, the Supreme Court ordered the parties to brief certain issues, but no further decision by the Supreme Court has been issued (no available estimate of potential liability); and (f) in February 1997, five residents of the City of Philadelphia, joined by the City, the School District and others, filed a civil action in the Commonwealth Court for declaratory judgment against the Commonwealth and certain Commonwealth officers and officials that the defendants had failed to provide an adequate quality of education in Philadelphia, as required by the Pennsylvania Constitution (no available estimate of potential liability).


         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and self-liquidating debt (defined to be debt with no claim on taxing power, secured solely by revenues from a specific source which have been projected to be sufficient to pay debt service on the related debt). Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the creditworthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and in recent years, the Authority has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. The City currently is operating under a five year plan approved by the Authority in 1996, with technical amendments officially incorporated on July 18, 1995. The audited balance of the City's General Fund as of June 30, 1996 showed a surplus of approximately $118.5 million, up from approximately $80.5 million as of June 30, 1995.

         The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994. The Authority's power to issue debt to finance a cash flow deficit expired on December 31, 1996, but its ability to refund outstanding bonds is unrestricted. The Authority had approximately $1.1 billion in Special Revenue Bonds outstanding as of June 30, 1996.

         The foregoing information as to certain Pennsylvania risk factors constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the Funds' attention and were available as of the date of this Statement of Additional Information.

Special Considerations Regarding Investment in New Jersey
Municipal Obligations

         The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness; general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Muni Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the state are repaid from revenues obtained through the state's general taxing authority. An inability to increase taxes may adversely affect the state's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The state oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewerage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations.

Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The state has experienced a gradual economic recovery since hitting a recessionary peak during 1992. Recently, the state's unemployment rate has fallen, and job growth has been experienced in several sectors of the state's economy. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State; (ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) Waste Management of Pennsylvania, Inc. and an affiliate have filed suit alleging their constitutional rights were violated by the State's issuance of two emergency redirection orders and a draft permit; (vii) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (viii) the New Jersey Hospital Association has filed a constitutional challenge to the State's failure to provide funding for charity care costs, while requiring hospitals to treat all patients without ability to pay; (ix) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts; (x) a group of insurance companies have filed a constitutional challenge to the challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (xi) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (xii) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (xiii) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (xiv) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and (xv) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated no lower than A, MIG2 or Prime-1 by Moody's or A SP-1 or A-1 by S&P, there can be no assurance that such ratings will remain in effect until the bond matures or is redeemed or will not be revised downward or withdrawn. Such a revision or withdrawal may have an adverse affect on the market price of such securities.

                           PERFORMANCE CALCULATIONS

         The "yield" and "effective yield" of the Government Cash and Tax-Exempt Cash Portfolios (the "Cash Portfolios"), and the "tax-equivalent yield" of the Tax-Exempt Cash Portfolio, are calculated according to formulas prescribed by the Commission. The standardized seven-day yield of each of these Portfolios is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Portfolio having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Cash Portfolios includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Fund to all shareholder accounts in proportion to the length of the base period and the

Portfolio's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. An effective annualized yield for the Cash Portfolios may be computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Tax-Exempt Cash Portfolio's "7-day tax-equivalent yield" may be computed by dividing the tax-exempt portion of the Portfolio's yield (calculated as above) by one minus a stated Federal income tax rate and adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. The Tax-Exempt Cash Portfolio's tax-equivalent yield, and the Cash Portfolios' yield and effective yield, do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         Set forth below is an example, for purposes of illustration only, of the current yield calculations for each of the Cash Portfolios for the seven day period ended October 31, 1997.

                                        Government Cash          Tax-Exempt
                                        Portfolio                Cash Portfolio
                                        10/31/97                 10/31/97
                                        ---------------          --------------

7-Day Yield (Net Change
  X 365/7 average net
  asset value)                                ____%                  ____%
7-Day Effective Yield                         ____%                  ____%
7-Day Tax-Equivalent Yield                    ____%                  ____%*

-------------
* Assumes an effective Federal income tax rate of 31%

         The Commission yield of the Core Fixed Income Portfolio, Muni Intermediate Portfolio and the New Jersey Muni Portfolio for the 30-day period ended October 31, 1997 was ____%, ____% and ____%, respectively. These yields were calculated by dividing the net investment income per share (as described below) earned by the Portfolio during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                          Yield = 2 [( a-b + 1)(6) - 1]
                                         ---
                                       cd

         Where:  a   =  dividends and interest earned during the period.

                 b   =  expenses accrued for the period net of reimbursements.

                 c   =  the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

                 d   =  maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on any debt obligations held by the Core Fixed Income, Muni Intermediate or New Jersey Muni Portfolios is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the particular Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios' yields do not reflect any fees charged by the Advisor or an Affiliate to its clients. See "Investment Advisor."

         The Muni Intermediate and New Jersey Muni Portfolios' "tax-equivalent" yield is computed by dividing the portion of the yield that is exempt from Federal and/or State income taxes by one minus a stated Federal income tax rate and/or the State income tax rate and by adding that figure to that portion, if any, of the yield that is not tax-exempt. The 30 day tax-equivalent yield for the Muni Intermediate Portfolio and New Jersey Portfolio for the 30-day period ended October 31, 1997 was ____% and ____%, respectively (assuming a marginal Federal income tax rate of 31% and marginal Pennsylvania and New Jersey income tax rates of ____ and ____%, respectively).

         The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios each compute their respective average annual total returns separately for each class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                   T     =    [( ERV  )(1/n) - 1]
                                 ---
                                  P
             Where:  T   = average annual total return.

                   ERV   = ending redeemable value at the end of the period
                           covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                     P   = hypothetical initial payment of $1,000.

                     n   = period covered by the computation, expressed in
                           terms of years.

         The Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, New Jersey Muni and Large Cap Value Portfolios compute their aggregate total returns separately for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                         T    =     [(  ERV  ) - 1]
                                        ---
                                         P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Portfolio's average annual total return and aggregate total return do not reflect any fees charged by the Advisor to its clients. See "Investment Advisor."

         As of ____________, 1998, the Small Capitalization Equity Portfolio began to offer Institutional Shares. Institutional Shares are subject to an annual .05% fee payable pursuant to the Amended and Restated Shareholder Servicing Plan ("Shareholder Servicing Fee"). Prior to _________, 1998, Advisor Shares were subject to a .05% Shareholder Servicing Fee. Performance of the Institutional Shares prior to __________, 1998, is represented by performance of the Advisor Shares.

         Set forth below are the average annual total return figures for the Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios since inception and for the one year and five year periods ended October 31, 1997.


                                                                             Small
                          Core Fixed                                    Capitalization                         Muni
                          Income         Equity      International          Equity                         Intermediate
                          Portfolio      Portfolio   Portfolio             Portfolio                        Portfolio
                          ----------     ---------   -------------      ---------------                     ------------
                                                                      Advisor      Institutional
                                                                      Shares           Shares
                                                                      -------      -------------
1 Year Ended 10/31/97         _____          _____      _____         _____             ______                 _____
5 Years Ended 10/31/97        _____          _____      _____         _____             ______                 _____
Inception to 10/31/97         _____          _____      _____         _____             ______                 _____

                           Large Cap     New
                           Value         Jersey Muni
                           Portfolio     Portfolio
                           ---------     -----------
1 Year Ended 10/31/97         _____          _____
Inception to 10/31/97         _____          _____


Inception Dates:
Core Fixed Income Portfolio..................................     11/17/88
Equity Portfolio.............................................     07/20/89
International Portfolio......................................     11/17/88
Small Capitalization Equity Portfolio........................     03/01/91
Muni Intermediate Portfolio..................................     06/05/92
Large Cap Value Portfolio....................................     12/31/92
New Jersey Muni Portfolio....................................     11/01/93

         Set forth below are the aggregate total return figures for the Core Fixed Income, Equity, International, Small Capitalization Equity, Muni Intermediate, Large Cap Value and New Jersey Muni Portfolios from inception to October 31, 1997.

Portfolio                          Inception Date       Aggregate Total Return
---------                          --------------       ----------------------
Core Fixed Income                     11/17/88                 ________
Equity                                07/20/89                 ________
International                         11/17/88                 ________
Small Capitalization Equity           03/01/91                 ________
Muni Intermediate                     06/05/92                 ________
Large Cap Value                       12/31/92                 ________
New Jersey Muni                       11/01/93                 ________


                              GENERAL INFORMATION

Dividends and Capital Gains Distributions

         Each Portfolio's policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). As set forth in the Prospectuses, the Government Cash and the Tax-Exempt Cash Portfolios declare dividends daily and normally distribute substantially all of their net investment income to shareholders monthly; the International, Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend and the Core Fixed Income, Muni Intermediate and New Jersey Muni Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a monthly dividend. If any net capital gains are realized by a Portfolio, that Portfolio normally distributes such gains at least once a year. The amounts of any income dividends or capital gains distributions for a Portfolio cannot be predicted.

         Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

Certain Record Holders

         As of September 30, 1997, the Advisor held of record all of the outstanding shares of each Portfolio. For more information about the Advisor, see "Investment Advisor" in the Prospectus. As of September 30, 1997 the directors/trustees and officers of the Funds collectively owned less than 1% of the outstanding shares of each of the Funds' Portfolios.

                             FINANCIAL STATEMENTS

         The Funds' Financial Statements for the year ended October 31, ____ and the financial highlights for each of the respective periods presented, appearing in the ____ Annual Report to Shareholders, and the reports thereon of _________________, the Funds' independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                               OTHER INFORMATION

         The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS


I.  Description of Bond Ratings

         Excerpts from Moody's description of its highest bond ratings: Aaa
-- judged to be the best quality; carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- judged to be of upper medium quality; factors giving security to principal and interest considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- judged to be of medium quality; lacking outstanding investment characteristics and in fact having speculative characteristics.

         Excerpts from S&P description of its highest bond ratings: AAA
-- highest grade obligations; indicates an extremely strong capacity to pay interest and repay principal; AA -- also qualify as high grade obligations; indicates a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- qualifies as upper medium grade obligations; have strong capacity to pay interest and repay principal, although somewhat more susceptible to adverse effects of change in circumstances and economic conditions than higher rated bonds; BBB -- indicates adequate capacity to pay interest and repay principal, although adverse economic conditions are likely to weaken such capacity.

         Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes, other short-term obligations and variable rate demand obligations are as follows: MIG-1/VMIG-1 -- Best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing; MIG-2/VMIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

         Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- judged to be of the best quality. Issuers rated P-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         Excerpt from S&P rating of municipal note issues: SP-1+
-- overwhelming capacity to pay principal and interest; SP-1 -- very strong or strong capacity to pay principal and interest.

         Description of S&P highest commercial papers ratings: A-1+ -- this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- this designation indicates the degree of safety regarding timely payment is either overwhelming or very strong.

II.  Description of Mortgage-Backed Securities

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor such as the Government Cash Portfolio and the Core Fixed Income Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         About Mortgage-Backed Securities. Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. FNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Funds expect that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each of the Government Cash Portfolio and the Core Fixed Income Portfolio will, consistent with its investment objective and policies, consider making investments in such new types of securities.

         Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Core Fixed Income Portfolio may purchase pools of variable rate mortgages (VRM), growing equity mortgages
(GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Portfolio is actually invested in VRMs, the Portfolio's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolio's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

         Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30 year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

         Returns on Mortgage-Backed Securities. Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Portfolios which invest in them. The compounding effect from reinvestments of monthly payments received by a Portfolio will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

III.  Description of U.S. Government Securities and Certain Other
Securities

         The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored enterprises or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency, enterprise or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency, enterprise or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain agencies, enterprises and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies, enterprises and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies, enterprises and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S.
Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime
Administration, Small Business Administration and The Tennessee Valley
Authority.

         An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Overseas Private Investment Corporation, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

         International institutions that issue securities which the Core Fixed Income Portfolio may purchase include the Asian Development Bank,
Inter-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank").

IV.  Description of Municipal Obligations

         Municipal Obligations generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Obligations may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Tax-Exempt Cash Portfolio may also invest in tax-exempt industrial development bonds, short-term municipal obligations (rated SP-1+ or SP-1 by S&P or MIG-1/VMIG-1 by Moody's), project notes, demand notes and tax-exempt commercial paper (rated A-1+ or A-1 by S&P or P-1 by Moody's), and municipal bonds with a remaining effective maturity of 13 months or less (rated AA or better by S&P or Aa or better by Moody's).

         Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments guaranteed by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on Project Notes, they are also secured by the full faith and credit of the United States.

         Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Note obligations with demand or put options may have a stated maturity in excess of 13 months, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Tax-Exempt Cash Portfolio will invest are payable on not more than thirteen months notice.

         The yields of Municipal Obligations depend on, among other things, general money market conditions, conditions in the Municipal Obligation market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and S&P represent their opinions of the quality of the Municipal Obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the Advisor to appraise independently the fundamental quality of the bonds held by the Tax-Exempt Cash Portfolio.

         Municipal Obligations are sometimes purchased on a "when-issued" basis, which means the buyer has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment cancelled.

         From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios to achieve their investment objectives. In that event the Funds' Board members and officers would reevaluate the Tax-Exempt Cash, Muni Intermediate and New Jersey Muni Portfolios' investment objectives and policies and consider recommending to their shareholders changes in such objectives and policies.

V.  Foreign Investments

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Because the stocks of foreign companies are frequently denominated in foreign currencies, and because the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Portfolio permit the Portfolio to enter into forward foreign currency exchange contracts in order to hedge the Portfolio's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in foreign countries.

         Although the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

         Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the foreign companies comprising the Equity, International, Small Capitalization Equity and Large Cap Value
Portfolios.

                             THE GLENMEDE FUND, INC.

                            PART C. OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         (a)      Financial Statements

                  Included in Part A:

                           None.

                  Included in Part B:


                           None.


         (b)      Exhibits


         1.       (a)      Articles of Amendment and Restatement dated October
                           12, 1988 is hereby incorporated by reference to
                           Exhibit 1(a) to Post-Effective Amendment No. 17 to the Registration Statement ("Post-Effective Amendment
                           No. 17").

                  (b) Articles Supplementary dated August 16, 1989 to Articles of Incorporation is hereby incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 17.

                  (c) Articles Supplementary dated February 28, 1991 to Articles of Incorporation is hereby incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 17.

                  (d) Articles Supplementary dated March 3, 1992 to Articles of Incorporation is hereby incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 17.

                  (e) Articles Supplementary dated June 2, 1992 to Articles of Incorporation is hereby incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 17.

                  (f) Articles Supplementary dated September 30, 1994 to Articles of Incorporation is hereby incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 17.

                  (g) Articles Supplementary dated December 30, 1994 to Articles of Incorporation is hereby incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 17.

                  (h) Articles Supplementary dated February 26, 1997 to Articles of Incorporation is hereby incorporated by reference to exhibit 1(h) to Post-Effective Amendment No. 21.


                  (i) Articles Supplementary dated September 24, 1997 to Articles of Incorporation.

                  (j) Articles of Amendment dated September 24, 1997 to Articles of Incorporation.

                  (k) Articles of Amendment dated September 24, 1997 to Articles of Incorporation.

                  (l) Articles Supplementary dated September 26, 1997 to Articles of Incorporation.

                  (m)      Form of Articles of Amendment to Articles of
                           Incorporation.

                  (n)      Form of Articles Supplementary to Articles of
                           Incorporation.

         2.       By-Laws of Registrant are hereby incorporated by reference to
                  Exhibit 2 to Post-Effective Amendment No. 17.

         3. Not applicable.

         4. See: Article Fifth, Articles of Amendment and Restatement dated October 12, 1988 which are incorporated by reference to
                  Exhibit 1(a) to Post-Effective Amendment No. 17; Articles Supplementary dated August 16, 1989 to Articles of Incorporation which are incorporated by reference to 1(b) to Post-Effective Amendment No. 17; Articles Supplementary dated February 28, 1991 to Articles of Incorporation which are incorporated by reference to 1(c) to Post-Effective Amendment No. 17; Articles Supplementary dated March 3, 1992 to Articles of Incorporation which are incorporated by reference to 1(d) to Post-Effective Amendment No. 17; Articles Supplementary dated June 2, 1992 to Articles of Incorporation which are incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 17; Articles Supplementary dated September 30, 1994 to Articles of Incorporation which are incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 17; Articles Supplementary dated December 30, 1994 to Articles of Incorporation which are incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 17; and Sections (7) and
                  (11) of Article II, Article VII and Section (3) of Article VIII of By-Laws which are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 17.

         5.       (a)      Investment Advisory Agreement between Registrant
                           and The Glenmede Trust Company dated October 25, 1988 is hereby incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 17.

                  (b) Investment Advisory Agreement between Registrant and The Glenmede Trust Company dated July 31, 1992 is hereby incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 17.

                  (c) Amendment No. 1, dated September 13, 1994, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company is hereby incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 17.

                  (d) Supplement dated November 1, 1992, to Investment Advisory Agreement between Registrant and The Glenmede Trust Company, relating to the International Fixed Income and Large Cap Value (formerly, the Model Equity Portfolio) Portfolios is hereby incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 17.

                  (e) Investment Advisory Agreement between Registrant and The Glenmede Trust Company relating to Emerging Markets Portfolio dated December 12, 1994 is hereby incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 17.

                  (f) Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and Pictet International Management Limited relating to the Emerging Markets Portfolio dated December 12, 1994 is hereby incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 17.

                  (g) Amendment No. 1, dated December 12, 1994, to the Investment Advisory Agreement for the Emerging Markets Portfolio between the Registrant and the Glenmede Trust Company is hereby incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 18.

                  (h) Amendment No. 1, dated September 11, 1996, to the Investment Advisory Agreement for the Emerging Markets Portfolio between Registrant and the Glenmede Trust Company is hereby incorporated by reference to
                           Exhibit 5(h) to Post-Effective Amendment No. 21.

                  (i) Amendment No. 1, dated September 11, 1996, to the Sub-Investment Advisory Agreement among the Registrant, The Glenmede Trust Company and Pictet International Management Limited relating to the Emerging Markets Portfolio is hereby incorporated by reference to Exhibit 5(i) to Post-Effective Amendment No. 21.


                  (j) Form of Investment Advisory Agreement for the Small Capitalization Equity Portfolio between the Registrant and The Glenmede Trust Company.

         6. Distribution Agreement dated September 10, 1997, between Registrant and ICC Distributors, Inc.

         7.       Not Applicable.

         8.       (a)      Custody Agreement dated December 13, 1994, as
                           amended and restated May 1, 1995 between Registrant and The Chase Manhattan Bank, N.A. is hereby incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 17.

                  (b) Amendment dated May 1, 1995 to Custody Agreement between Registrant and The Chase Manhattan Bank, N.A. dated May 1, 1995 is hereby incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 17.

         9. (a) Master Services Agreement between Registrant and Investment Company Capital Corp. dated July 1, 1995 is hereby incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 17.

                  (b) Form of Amended Fee Schedule to the Master Services Agreement is incorporated herein by reference to
                           Exhibit 9(b) to Post-Effective Amendment No. 21.

                  (c) Amended and Restated Shareholder Servicing Plan dated October 24, 1997.

                  (d) Form of Amended and Restated Shareholder Servicing Agreement.


         10. Opinion of Counsel as to Legality of Securities Being Registered.

         11.      (a)      Consent of Drinker Biddle & Reath LLP.

         12.      Not Applicable.

         13.      (a)      Purchase Agreement between Registrant and The
                           Glenmede Trust Company relating to the Institutional
                           International Portfolio is hereby incorporated by reference to Exhibit 13 to Post-Effective Amendment
                           No. 7 to the Registration Statement.

                  (b) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the International Fixed Income Portfolio dated October 21, 1992 is hereby incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 17.

                  (c) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the Large Cap Value Portfolio (formerly, the Model Equity Portfolio) is hereby incorporated by reference to
                           Exhibit 13 to Post-Effective Amendment No. 9 to the Registration Statement.

                  (d) Purchase Agreement between Registrant and The Glenmede Trust Company relating to the Emerging Markets Portfolio dated December 12, 1994 is hereby incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 17.

         14.      Not Applicable.

         15. Distribution Plan between Registrant and ICC Distributors, Inc. relating to Class A Shares of the Institutional International Portfolio.

         16.      Not Applicable.

         17.      Not Applicable.


         18. Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System dated October 24, 1997.


Item 25.          Persons Controlled by or Under Common Control with Registrant

                  Registrant is not controlled by or under common control with any person. Registrant is controlled by its Board of Directors.

Item 26.          Number of Holders of Securities


                  As of September 30, 1997, the number of record holders of securities was:

                  Government Cash Portfolio - 2
                  Emerging Markets Portfolio - 3
                  Core Fixed Income Portfolio (formerly, the Intermediate Government Portfolio)-2
                  Equity Portfolio - 1
                  Large Cap Value Portfolio (formerly,
                   the Model Equity Portfolio) - 1
                  Small Capitalization Portfolio - 4
                  Institutional International Portfolio - 4
                  International Portfolio - 7
                  Tax-Exempt Cash Portfolio - 2

Item 27.          Indemnification

                           Reference is made to Article Ten of the Registrant's
                  Amended and Restated Article of Incorporation herein by reference to Exhibit 1. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28           Business and Other Connections of Investment Advisor

                  (a)  The Glenmede Trust Company

                  Reference is made to the caption of "Investment Advisor" in the Prospectus and in Part A of this Registration Statement and "Investment Advisory and Other Services" in Part B of this Registration Statement.

                  Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since May 31, 1995, as well as the capacity in which such person was connected.



                                                              Name and Principal
                  Name and Position                           Business Address                            Connection with
                  with Investment Adviser                     of other Company                            other Company
                  -----------------------                     -------------------                         -----------------
                  Susan W. Catherwood                         Trustee Board of                            Chairman
                                                              the Medical Center
                                                              of the University
                                                              of Pennsylvania

                                                              PECO Energy                                 Board Member

                                                              University of Pennsylvania                  Vice Chairman,
                                                                                                          Board of Trustees
                                                              The World Affairs Council
                                                              of Philadelphia                             Board Member

                                                              Monell Chemical Senses Center               Director

                                                              The Ludwick Institute                       Vice Chairman, Member
                                                                                                          of The Board of Trustees

                                                              Executive Service Corps                     Vice Chairman, Board
                                                              of the Delaware Valley                      of Directors

                                                              Montessori Genesis II                       Advisory Board Member

                                                              United Way of Southeastern                  Director
                                                              Pennsylvania

                  Richard F. Pew                              North Ridge                                 Owner/Operator
                                                              Ranches, Montana
                                                              and Wyoming

                                                              Yellowstone Center                          Board Member
                                                              for Mountain Environments

                                                              Mountain Research Center, Montana           Director
                                                              State University

                                                              Teton Science School; Kelly Wyoming         Director

                  Thomas W. Langfitt, M.D.                    Management Department,                      Senior Fellow
                                                              The Wharton School of
                                                              the University of
                                                              Pennsylvania

                                                              New York Life Insurance                     Board Member
                                                              Company

                                                              Committee on Automotive                     Chairman
                                                              Safety, General Motors
                                                              Corporation

                                                              University of Pennsylvania                  Board Member
                                                              Medical Center Trustee
                                                              Board

                                                              Institute of Medicine                       Member
                                                              of the National Academy
                                                              of Sciences

                                                              Sun Company                                 Former Board
                                                                                                          Member

                                                              SmithKline Beecham                          Former Board
                                                              Corporation                                 Member

                                                              Princeton University                        Former Member,
                                                                                                          Board of Trustees

                                                              Harvard Medical                             Former Member,
                                                                                                          Board of Overseers

                                                              The American Philosophical                  Former Secretary
                                                              Society




                                                              Name and Principal
                  Name and Position                           Business Address                            Connection with
                  with Investment Adviser                     of other Company                            other Company
                  -----------------------                     -------------------                         -----------------
                  Thomas W. Langitt, M.D.                     Greater Philadelphia Urban                  Board Member
                                                              Affairs Coalition

                                                              The Philadelphia Public School/             Board Member
                                                              Business Partnership for Reform
                                                              Governing Board

                                                              Secretary's Advisory Committee              Board Member
                                                              on Infant Mortality,
                                                              Department of Health and Human
                                                              Services

                                                              Community College of Philadelphia           Director

                  Arthur E. Pew, III                          Burlington Northern                         Retired Director of
                                                              Railroad                                    Administration,
                                                                                                          Purchasing & Material
                                                                                                          Management Department

                                                              Minnesota Transportation                    Board Member
                                                              Museum

                                                              Museum of Transportation                    Chairman of the
                                                              Development Corporation,                    Board
                                                              St. Paul

                                                              Manitow Island Association                  Board Member
                                                              (White Bear, Minnesota)

                                                              Osceola and St. Croix                       Board Member
                                                              Valley Railway (Osceola, Wisconsin)

                  J. Howard Pew, II                           None                                        None

                  J.N. Pew, III                               None                                        None

                  J.N. Pew, IV, M.D.                          Private Practice                            None
                                                              of Internal Medicine

                                                              Flying Hills Self Storage, Inc.             President

                                                              American Red Cross, Berks County            Director

                                                              Alvernia College                            Trustee

                                                              French and Pickering Creek                  Director
                                                              Conservation Trust, Inc.

                  R. Anderson Pew                             Radnor Corp., a Sun                         Retired Chief
                                                              Company subsidiary                          Executive Officer

                                                              Bryn Mawr College                           Vice Chairman

                                                              Children's Hospital of                      Vice Chairman of
                                                              Philadelphia                                the Board of Trustees

                                                              Alex. Brown Advisory &                      Chairman of the Audit
                                                              Trust Company, Baltimore                    Committee

                                                              Development Committee,                      Trustee & Chairman
                                                              Curtis Institute of
                                                              Music, Philadelphia

                                                              AOPA (a private pilot's                     Chairman
                                                              association)

                                                              Academy of Music Philadelphia Inc.          Board Member,
                                                                                                          AOM Committee


                                                              Name and Principal
                  Name and Position                           Business Address                            Connection with
                  with Investment Adviser                     of other Company                            other Company
                  -----------------------                     -------------------                         -----------------
                  Ethel Benson Wister                         None                                        None

                                                              Lincoln University Board of                 Board Member
                                                              Trustees

                                                              Academy of Music Philadelphia, Inc.         Committee Member

                                                              Biotechnology Foundation                    Board Member
                                                                                                          (at Jefferson University)

                                                              Peoples' Night and Theater Company          Honorary Board Member

                                                              Concerto Soloists Orchestra                 Arts Award 1997
                                                                                                          Recipient


                  (b) Sub-Investment Advisor - Pictet International Management Limited

                  Pictet International Management Limited (the "Sub-Advisor") is an affiliate of Pictet & Cie (the "Bank"), a Swiss private bank, which was founded in 1805. The Bank manages the accounts for institutional and private clients and is owned by seven partners. The Sub-Advisor, established in 1980, manages the investment needs of clients seeking to invest in the international fixed revenue and equity markets.

                  The list required by this Item 28 of officers and directors of Pictet International Management Limited, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Pictet International Management Limited pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15143).


Item 29.          Principal Underwriters


                  (a) In addition to The Glenmede Fund, Inc., ICC Distributors, Inc. ("ICC Distributors") currently acts as distributor for The Glenmede Portfolios, Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc. ICC Distributors is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

                  (b)


Name and Principal                             Position and Offices                           Position and Offices
Business Address                               with Principal Underwriter                     with Registrant
-------------------                            ---------------------------                    -------------------------
John Y. Keffer                                       President                                         None

Sara M. Morris                                       Treasurer                                         None

David I. Goldstein                                   Secretary                                         None

Richard C. Butt                                    Vice President                                      None

Margaret J. Fenderson                           Assistant Treasurer                                    None

Dana L. Lukens                                  Assistant Secretary                                    None

Nanette K. Chern                              Chief Compliance Officer                                 None


                  (c) Not Applicable.


Item 30.          Location of Accounts and Records

                  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

                           The Glenmede Trust Company
                           One Liberty Place
                           1650 Market Street, Suite 1200
                           Philadelphia, Pennsylvania 19103
                           (records relating to its function as investment advisor)

                           Pictet International Management Limited
                           Cutlers Garden
                           5 Devonshire Square
                           London, United Kingdom EC2M 4LD
                           (records relating to its function as sub-investment advisor of Emerging Market Portfolio)

                           The Chase Manhattan Bank, N.A.
                           One Chase Manhattan Plaza
                           New York, New York 10081
                           (records relating to its function as custodian)

                           Investment Company Capital Corp.
                           One South Street
                           Baltimore, Maryland 21202
                           (records relating to its functions as administrator, transfer agent and dividend disbursing agent)


                           ICC Distributors, Inc.
                           P.O. Box 7558
                           Portland, Maine  04101
                           (records relating to its functions as distributor)


                           Drinker Biddle & Reath LLP
                           Philadelphia National Bank Building
                           1345 Chestnut Street
                           Philadelphia, Pennsylvania  19107-3496
                           (Registrant's minute books)

Item 31.          Management Services

                  Not applicable.


Item 32.          Undertakings.

                  (a) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of directors, and the Registrant will assist in shareholder communications as required by Section 16(c) of the Act.

                  (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, The Glenmede Fund, Inc. has duly caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania on the 31st day of October, 1997.


                                          THE GLENMEDE FUND, INC.

                                          By   *John W. Church, Jr.
                                               -------------------------
                                               John W. Church, Jr.
                                               Chairman and Chief
                                               Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 24 to the Registration Statement of The Glenmede Fund, Inc. has been signed by the following persons in the capacities and on the date indicated.

         Signature                                            Title                            Date
         ---------                                            ------                           -----

* John W. Church                                     Chairman, Chief Executive          October 31, 1997
---------------------------                          Officer
John W. Church, Jr.


* H. Franklin Allen                                  Director                           October 31, 1997
---------------------------
H. Franklin Allen, Ph.D.


* Willard S. Boothby                                 Director                           October 31, 1997
---------------------------
Willard S. Boothby, Jr.


* Francis J. Palamara                                Director                           October 31, 1997
---------------------------
Francis J. Palamara


* G. Thompson Pew, Jr.                               Director                           October 31, 1997
---------------------------
G. Thompson Pew, Jr.


/s/ Joseph A. Finelli                                Treasurer                          October 31, 1997
---------------------------
Joseph A. Finelli


*By: /s/ Michael P. Malloy
     -----------------------------------
     Michael P. Malloy, Attorney-in-fact



                                  EXHIBIT INDEX


Exhibit                                                                                Page
-------                                                                                ----

1(i)              Articles Supplementary dated September 24, 1997 to
                  Articles of Incorporation.

1(j)              Articles of Amendment dated September 24, 1997 to
                  Articles of Incorporation.

1(k)              Articles of Amendment dated September 24, 1997 to
                  Articles of Incorporation.

1(l)              Articles Supplementary dated September 26, 1997 to
                  Articles of Incorporation.

1(m)              Form of Articles of Amendment to Articles of
                  Incorporation.

1(n)              Form of Articles Supplementary to Articles of
                  Incorporation.

5(j)              Form of Investment Advisory Agreement for the Small
                  Capitalization Equity Portfolio between the Registrant and The Glenmede Trust Company.

6                 Distribution Agreement dated September 10, 1997, between
                  Registrant and ICC Distributors, Inc.

9(c)              Amended and Restated Shareholder Servicing Plan dated October
                  24, 1997.

9(d) Form of Amended and Restated Shareholder Servicing Agreement dated October 24, 1997.

10                Opinion of Counsel as to Legality of Securities Being
                  Registered.

11(a)             Consent of Drinker Biddle & Reath, LLP

15                Distribution Plan between Registrant and ICC
                  Distributors, Inc. relating to Class A Shares of the
                  Institutional International Portfolio.

18                Amended and Restated Plan Pursuant to Rule 18f-3 for
                  Operation of a Multi-Class System dated October 24,
                  1997.
